SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

AB Multi-Manager Alternative Fund
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas, New York, New York 10105

Toll Free (800) 221-5672

June 3, 2024

Dear Stockholders:

The Board of Directors/Trustees (each, a “Board” and, collectively, the “Boards”) of each investment company (each, a “Company” and, collectively, the “Companies”) listed in the accompanying Notice of Joint Special Meeting of Stockholders is pleased to invite you to the Joint Special Meeting of Stockholders (the “Meeting”) of the Companies and of each fund organized as a series of one of the Companies (each, a “Fund” and, collectively with the Companies which do not offer separate series, the “Funds”) to be held on July 18, 2024. The accompanying Notice of Joint Meeting of Stockholders and the Proxy Statement present one proposal (the “Proposal”) to be considered and voted on at the Meeting.

At the Meeting, stockholders or shareholders of the Funds, as applicable (collectively, the “stockholders”), will be asked to elect directors or trustees (“Directors”). The election of Directors to your Fund is being proposed to consolidate the Boards of the Funds to create a single, unitary board (“Unitary Board”) composed of the same Directors that would oversee all of the Funds, which are currently overseen by two separate groups of Directors. This consolidation of Directors into one Unitary Board is expected to result in administrative efficiencies in fund governance and cost savings to the Funds, as the expenses of administering and maintaining the Unitary Board are expected to be less than the aggregate expenses of administering and maintaining the two groups of separate Directors currently overseeing the Funds. The enclosed Proxy Statement describes the nominees’ qualifications.

Each Board has concluded that the Proposal is advisable and in the best interests of each of the Funds it oversees, and unanimously recommends that you vote “FOR” the Proposal.

We welcome your attendance at the Meeting. Even if you plan to attend, we encourage you to authorize a proxy to vote your shares. Computershare Fund Services (“Computershare”), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy authorization as the date of the Meeting approaches, you may receive a telephone call from Computershare reminding you to authorize the proxy holders to cast your votes. No matter how many shares you own, your vote is important.

Sincerely,

Onur Erzan	Alexander Chaloff
President of the AB Funds	President of Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc., and AB Multi-Manager Alternative Fund

QUESTIONS AND ANSWERS

AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND

PROXY

Q.	WHY DID YOU SEND ME THIS BOOKLET?

A.

This booklet contains the Notice of Joint Special Meeting of Stockholders and the Proxy Statement that provides you with information you should review before voting on the proposal (the “Proposal”) that will be presented at the Joint Special Meeting of Stockholders (the “Meeting”) for each investment company listed in the accompanying notice (each, a “Company” and, collectively, the “Companies”) and each fund organized as a series of a Company (each, a “Fund” and, collectively, the “Funds”). The term “Fund” also includes standalone Companies (identified in the Notice of Joint Special Meeting of Stockholders), which do not offer separate series of shares representing interests in separate portfolios of securities. You are receiving these proxy materials because you either own shares of capital stock of a Fund or shares of beneficial interest of a Fund as of the close of business on May 22, 2024 (the “Record Date”) (we refer to both as “shares” and to the holders of shares as “stockholders”). As a stockholder, you have the right to vote on the Proposal concerning your investment in a Fund, but only with respect to the Fund or Funds in which you owned shares as of the Record Date.

Q.	WHO IS ASKING FOR MY VOTE?

A.

The Board of Directors/Trustees of each Fund (each, a “Board” and, collectively the “Boards”) is asking you to vote at the Meeting on the Proposal. In the Proxy Statement, we will refer to both directors and trustees, individually, as a “Director” or, collectively, as the “Directors.” Details regarding the Proposal are set forth in the Proxy Statement. The Proposal is to consider and vote upon the election of Directors of each Company.

Each stockholder will be asked to vote on the Proposal with respect to the Fund in which the stockholder holds shares as of the Record Date.

Q.	WHY AM I BEING ASKED TO ELECT DIRECTORS?

A.

The Funds are currently overseen by two separate groups of Directors. The AB Funds (as defined in the Proxy Statement) are overseen by eight Directors and the SCB Funds and AMMAF (as these terms are defined in the Proxy Statement) are overseen by five Directors. Following careful deliberation, each Board has separately determined that it is advisable and in the best interests of the Funds overseen by such Board to align and consolidate the membership of the Boards so that all of the Funds are overseen by a single,

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unitary board composed of the same Directors (“Unitary Board”). Accordingly, at the Meeting, stockholders will be asked to elect a common slate of eight Directors for the Unitary Board. If all nominees are elected by the stockholders, the Unitary Board will be responsible for overseeing all of the mutual funds, the closed-end investment company and exchange-traded funds (“ETFs”) listed in this Proxy Statement and sponsored and advised by AllianceBernstein L.P., a Delaware limited partnership (the “Adviser”). It is anticipated that the same Unitary Board will oversee two other closed-end investment companies sponsored and advised by the Adviser that are not covered by the Proxy Statement that are expected to hold annual meetings of stockholders for the purpose of electing Directors in March 2025. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., a Delaware corporation, is a leading global investment adviser supervising client accounts with assets as of March 31, 2024 totaling approximately $759 billion (of which approximately $150 billion represented assets of registered investment companies sponsored by the Adviser).

In reaching its conclusion, each Board considered, among other things, that the Unitary Board is expected to provide administrative efficiencies in Fund governance and to result in cost savings for the Funds overseen by each group of separate Directors, as the expenses of administering and maintaining the Unitary Board are expected to be less than the aggregate expenses of administering and maintaining the two groups of separate Directors currently overseeing the Funds. Each Board recognized that the potential for future cost savings for Fund stockholders due to a consolidation of Directors into a Unitary Board would be reduced in the event that not all Companies approve the Proposal, as fixed governance costs and other costs would be allocated across a smaller number of Funds. Each Board also took into account that the proposed consolidation was expected to reduce the administrative burden to the Adviser of interacting with two separate boards and result in efficiencies associated with uniform board oversight.

The nominees for election by the stockholders of each of the Funds are Jorge A. Bermudez, Alexander Chaloff, R. Jay Gerken, Jeffrey Holland, Jeanette W. Loeb, Carol C. McMullen, Garry L. Moody and Emilie D. Wrapp.

For the AB Funds, four of the eight nominees are current members of their respective Boards, and one nominee is a current Advisory Board member. For the SCB Funds and AMMAF, two of the eight nominees are current members of their respective Boards, and one of the eight nominees is the current President of the SCB Funds and AMMAF.

If each nominee is elected by each Company, each nominee will begin the term to which he or she is being elected on January 1, 2025, and the Funds will begin to operate under the oversight of the Unitary Board on January 1, 2025.

In connection with the establishment of the Unitary Board, the current Directors of the Boards of the AB Funds, SCB Funds and AMMAF who are not standing for election to the Unitary Board will resign or retire, effective December 31, 2024. Michael J. Downey, Nancy P. Jacklin and Marshall C. Turner Jr. will retire as Directors of the AB Funds effective December 31, 2024. Onur Erzan will resign as a Director of the AB Funds effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Donald Peterson is scheduled to retire as a Director of the SCB Funds and AMMAF effective December 31, 2024, in accordance with the SCB Funds and AMMAF mandatory retirement policy. Under that policy, Debra Perry and William Kristol are not scheduled to retire as Directors of the SCB Funds and AMMAF until December 31, 2026 and December 31, 2027, respectively, but have agreed to retire effective December 31, 2024. Ms. Perry and Mr. Kristol are eligible for a one-time retirement benefit payment, as discussed in the enclosed Proxy Statement.

Additional information regarding each nominee and the Proposal is set forth in the enclosed Proxy Statement.

Q.	HOW DO THE BOARDS RECOMMEND I VOTE?

A.	Each of the Boards recommends that you vote “FOR” each of the nominees for election as a Director.

Please note that each of the Boards has considered the Proposal and is recommending and asking that you vote for the election of each of the nominees for Directors only with respect to the Fund or Funds that the Board oversees, and that Board has not considered, nor is it making any recommendation for, the Proposal with respect to any other Fund.

Q.	WHO IS ELIGIBLE TO VOTE?

A.

Stockholders of record of the Funds at the close of business on May 22, 2024 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on the Proposal with respect to the Fund or Funds of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed or sold the shares.

Q.	WHAT ROLE DO THE BOARDS PLAY?

A.

The business and affairs of each Fund are overseen by that Fund’s Board. Each Director of a Fund has an obligation to act in what he or she believes to be the best interests of the Fund, including approving and recommending the Proposal in the Proxy Statement for that Fund. The background of each nomi-

nee for Director of each Fund that is subject to the Proposal is described in the Proxy Statement.

Q.	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL AND TO ELECT THE NOMINEES TO THE BOARD?

A.

The election of each nominee for Director requires the affirmative vote of a plurality of the votes cast in the election of Directors for each Company, assuming the presence of a quorum. Stockholders of Funds that are series of a Company will vote together for the election of Directors of that Company, e.g., with each share of each Fund that is a series of that Company having one vote. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of votes on the Proposal.

Q.	WHAT IF THE PROPOSAL IS NOT APPROVED?

A.

If there are not sufficient votes by stockholders of a Company to approve the Proposal by the time of the Meeting, the Meeting for the Company is expected to be adjourned or postponed to permit further solicitation of proxy votes. If the Proposal is not approved at any final adjournment of such Meeting, the Board will consider what action, if any, would be in the best interests of the stockholders.

Q.	HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTE?

A.

Please follow the instructions included on the enclosed Proxy Card or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be Held on July 18, 2024.

Q.	WHAT IF I WANT TO REVOKE MY PROXY?

A.

You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling (800) 337-3503) or (iii) by personally voting at the Meeting. Please note that attendance at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.	Please call (866) 529-9314 if you have questions.

AB Active ETFs, Inc.

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

AB Variable Products Series Fund, Inc.

Sanford C. Bernstein Fund II, Inc.

The AB Portfolios

Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

AB Multi-Manager Alternative Fund

1345 Avenue of the Americas, New York, New York 10105

Toll Free (800) 221-5672

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS

SCHEDULED FOR JULY 18, 2024

To the Stockholders of the Funds:

Notice is hereby given that a Joint Special Meeting of Stockholders (the “Meeting”) of the investment companies (“Companies”) listed above and, as appli-

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cable, each fund organized as a series of the Companies (individually, a “Fund”, and, collectively, the “Funds”) will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on July 18, 2024, at 3:00 p.m., Eastern Time. The term “Fund” also includes standalone Companies (identified below), which do not offer separate series of shares representing interests in separate portfolios of securities. Each of the Companies is a Maryland corporation, with the exception of AB Corporate Shares, AB Municipal Income Fund II, AB Trust, and The AB Portfolios, each of which is a Massachusetts business trust, and AB Multi-Manager Alternative Fund, which is a Delaware statutory trust. The Meeting is designated as a “Special” stockholder meeting for all of the Funds.

The Meeting will be held to consider and vote on the following proposal, which is more fully described in the accompanying Proxy Statement dated June 3, 2024:

1.	The election of eight Directors/Trustees for each Company, each such Director/Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Only the business set forth in this Notice of Joint Special Meeting of Stockholders may be brought before the Meeting with respect to the Funds.

Any stockholder of record of a Fund at the close of business on May 22, 2024 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The Proxy Statement and accompanying materials, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be Held on July 18, 2024 (the “Notice of Internet Availability of Proxy Materials”), are being mailed to shareholders on or about June 5, 2024. The enclosed proxy for each Fund is being solicited on behalf of the Board of Directors/Trustees of that Fund.

By Order of the Boards of Directors/Trustees,

Nancy E. Hay Secretary

New York, New York

June 3, 2024

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YOUR VOTE IS IMPORTANT

If you received a Proxy Card in the mail, please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize proxies to cast your vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed Proxy Card or on the Notice of Internet Availability of Proxy Materials. Your vote is very important no matter how many shares you own. Please mark and mail or otherwise authorize your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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PROXY STATEMENT

JOINT SPECIAL MEETING OF STOCKHOLDERS

JULY 18, 2024

AB Active ETFs, Inc. (“AB ETFs”)

-   AB Conservative Buffer ETF

-   AB Core Plus Bond ETF

-   AB Corporate Bond ETF

-   AB Disruptors ETF

-   AB High Yield ETF

-   AB Tax-Aware Intermediate Municipal ETF

-   AB Tax-Aware Long Municipal ETF

-   AB Tax-Aware Short Duration Municipal ETF

-   AB Ultra Short Income ETF

-   AB US High Dividend ETF

-   AB US Large Cap Strategic Equities ETF

-   AB US Low Volatility Equity ETF

AB Bond Fund, Inc. (“ABF”)

-   AB All Market Real Return Portfolio

-   AB Bond Inflation Strategy

-   AB Income Fund

-   AB Municipal Bond Inflation Strategy

-   AB Short Duration High Yield Portfolio*

-   AB Short Duration Income Portfolio*

-   AB Sustainable Thematic Credit Portfolio

-   AB Tax-Aware Fixed Income Opportunities Portfolio

-   AB Total Return Bond Portfolio

AB Cap Fund, Inc. (“ACF”)

-   AB All China Equity Portfolio

-   AB Concentrated Growth Fund

-   AB Concentrated International Growth Portfolio

-   AB Emerging Markets Multi-Asset Portfolio

-   AB Global Core Equity Portfolio

-   AB International Low Volatility Equity Portfolio*

-   AB Mid Cap Value Portfolio

-   AB Select US Equity Portfolio

-   AB Select US Long/Short Portfolio

-   AB Small Cap Growth Portfolio

-   AB Small Cap Value Portfolio

-   AB Sustainable US Thematic Portfolio

AB Core Opportunities Fund, Inc. (“ACOF”)

AB Corporate Shares (“ACS”)

-   AB Corporate Income Shares

-   AB Impact Municipal Income Shares

-   AB Municipal Income Shares

-   AB Taxable Multi-Sector Income Shares

AB Discovery Growth Fund, Inc. (“ADGF”)

AB Equity Income Fund, Inc. (“AEIF”)

AB Fixed-Income Shares, Inc. (“AFIS”)

-   AB Government Money Market Portfolio

AB Global Bond Fund, Inc. (“AGBF”)

AB Global Real Estate Investment Fund, Inc. (“AGREIF”)

AB Global Risk Allocation Fund, Inc. (“AGRAF”)

AB High Income Fund, Inc. (“AHIF”)

AB Institutional Funds, Inc. (“AInstF”)

-   AB Global Real Estate Investment Fund II

AB Large Cap Growth Fund, Inc. (“ALCGF”)

AB Municipal Income Fund, Inc. (“AMIF”)

-   AB California Portfolio

-   AB High Income Municipal Portfolio

-   AB National Portfolio

-   AB New York Portfolio

AB Municipal Income Fund II (“AMIF II”)

-   AB Arizona Portfolio

-   AB Massachusetts Portfolio

-   AB Minnesota Portfolio

-   AB New Jersey Portfolio

-   AB Ohio Portfolio

-   AB Pennsylvania Portfolio

-   AB Virginia Portfolio

AB Relative Value Fund, Inc. (“ARVF”)

AB Sustainable Global Thematic Fund, Inc. (“ASGTF”)

AB Sustainable International Thematic Fund, Inc. (“ASITF”)

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AB Trust (“ABT”)

-   AB Discovery Value Fund

-   AB International Value Fund

-   AB Value Fund

AB Variable Products Series Fund, Inc. (“AVP”)

-   AB Balanced Hedged Allocation Portfolio

-   AB Dynamic Asset Allocation Portfolio

-   AB Sustainable Global Thematic Portfolio

-   AB Relative Value Portfolio

-   AB International Value Portfolio

-   AB Large Cap Growth Portfolio

-   AB Small Cap Growth Portfolio

-   AB Discovery Value Portfolio

-   AB Global Risk Allocation–Moderate Portfolio

Sanford C. Bernstein Fund II, Inc. (“SCB II”)

-   Bernstein Intermediate Duration Institutional Portfolio

The AB Portfolios (“TAP”)

-   AB All Market Total Return Portfolio

-   AB Growth Fund

-   AB Sustainable Thematic Balanced Portfolio

-   AB Tax-Managed Wealth Appreciation Strategy

-   AB Wealth Appreciation Strategy

(the “AB Funds”)

Bernstein Fund, Inc. (“Bernstein”)

-   International Strategic Equities Portfolio
-   International Small Cap Portfolio
-   Small Cap Core Portfolio

Sanford C. Bernstein Fund, Inc. (“SCB”)

-   California Municipal Portfolio
-   Diversified Municipal Portfolio
-   Emerging Markets Portfolio
-   Intermediate Duration Portfolio
-   New York Municipal Portfolio
-   Overlay A Portfolio
-   Overlay B Portfolio
-   Tax-Aware Overlay A Portfolio
-   Tax-Aware Overlay B Portfolio

(the “SCB Funds”)

*   AB Short Duration High Yield Portfolio, AB Short Duration Income Portfolio and AB International Low Volatility Equity Portfolio: As disclosed in an Information Statement/Prospectus previously mailed to each such Fund’s stockholders, it is expected that each Fund will be converted into an exchange-traded fund (“ETF”) through the reorganization of the Fund into a newly-created series of AB Active ETFs, Inc. with the same investment objective, the same investment policies and substantially the same investment strategies. If the transaction closes prior to the date of the Meeting as anticipated, each such Fund will no longer exist; nonetheless, votes cast will count towards a quorum for the Meeting and be tallied in the vote count for the election of Directors of the applicable Company (as defined below) at the Meeting.

AB Multi-Manager Alternative Fund (“AMMAF”)

AB ETFs, ABF, ACF, ACOF, ACS, ADGF, AEIF, AFIS, AGBF, AGREIF, AGRAF, AHIF, AInstF, ALCGF, AMIF, AMIF II, ARVF, ASGTF, ASITF, ABT, AVP, SCB II, TAP, Bernstein, SCB and AMMAF are each a “Company.” ACOF, ADGF, AEIF, AGBF, AGREIF, AGRAF, AHIF, ALCGF, ARVF, ASGTF, ASITF and AMMAF are each also a standalone Company, which do not offer separate series of shares representing interests in separate portfolios of securities. Each of the Companies is a Maryland corporation, with the exception of ACS, AMIF II, ABT, and TAP, each of which is a Massachusetts business trust, and AMMAF, which is a Delaware statutory trust.

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1345 Avenue of the Americas

New York, New York 10105

INTRODUCTION

This is a combined Proxy Statement for the funds listed above (each a “Fund”, and collectively, the “Funds”). The term “Fund” also includes standalone Companies, which do not offer separate series of shares representing interests in separate portfolios of securities. Each of the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) is soliciting proxies for a Joint Special Meeting of Stockholders of each Fund (the “Meeting”) to consider and vote on a proposal (the “Proposal”) to elect eight Directors to the Board of each Fund. The Proposal is being recommended by that Board for the Fund or Funds that it oversees. We refer to directors or trustees as, individually, a “Director” or collectively, the “Directors” for the purposes of this Proxy Statement.

The Funds are sending you this Proxy Statement to ask for your vote on the Proposal. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on July 18, 2024 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. It is expected that the expenses of the printing and mailing of the proxy statements, including the proxy solicitation costs, as well as the legal costs of counsel relating thereto, will be borne by the Funds, allocated by relative net assets (except insofar as such expenses may be borne by AllianceBernstein L.P. (the “Adviser”) pursuant to expense limitation agreements in place at the relevant times for certain Funds and in the case of each series of AB ETFs, which are subject to a unitary fee). Stockholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about June 5, 2024, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be Held on July 18, 2024 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about June 5, 2024.

Any stockholder or shareholder (each, a “stockholder” and together, the “stockholders”) who owned shares of a Fund at the close of business on May 22, 2024 (the “Record Date”) is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Appendix A sets forth the number of shares of each Fund issued and outstanding as of the Record Date. The Joint Special Meeting of Stockholders is designated as a “Special” stockholder meeting for all Funds.

Important Notice Regarding Availability of Proxy Materials for the Stockholders’ Meeting to be Held on Thursday, July 18, 2024. This Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

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PROPOSAL:

ELECTION OF DIRECTORS

At the Meeting, stockholders of each Fund will vote on the election of Directors, whose terms pursuant to such election will begin on January 1, 2025. As a result, if all nominees (“Director Nominees”) are elected, each Company will have a single, unitary board (“Unitary Board”) composed of the same Directors that would oversee all of the Funds, effective January 1, 2025. Unless otherwise noted herein, each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

The Funds are currently overseen by two separate groups of Directors; the AB Funds are currently overseen by eight Directors and the SCB Funds and AMMAF are currently overseen by five different Directors. Following careful deliberation, each Board has separately determined that it is advisable and in the best interests of the Funds overseen by such Board to align and consolidate the membership of the Boards so that all of the Funds are overseen by a Unitary Board consisting of eight Directors. Accordingly, at the Meeting, the stockholders will be asked to elect a common slate of eight Directors. If all Director Nominees are elected by the stockholders, the Unitary Board will be responsible for overseeing all of the mutual funds, the closed-end investment company and ETFs listed in this Proxy Statement. It is anticipated that the same Unitary Board will oversee two other closed-end investment companies sponsored and advised by the Adviser that are not covered by this Proxy Statement that are expected to hold annual meetings of stockholders for the purpose of electing Directors in March 2025. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of March 31, 2024 totaling approximately $759 billion (of which approximately $150 billion represented assets of registered investment companies sponsored by the Adviser).

In reaching its conclusion that approval of the Proposal is advisable and in the best interests of the Funds, each Board considered the Adviser’s recommendation for approval of the Unitary Board, including the following potential benefits to the Funds, as presented by the Adviser:

•

Economies of scale and cost savings by spreading fixed governance costs over a larger aggregate asset base (significantly larger in the case of the SCB Funds and AMMAF), resulting in savings to stockholders.

•	Providing consistent oversight of developing market and regulatory trends impacting similar Funds and understanding the impact of such changes across the Funds.

•	Promoting more efficient communication, which could result in further enhanced governance owing to the reduction in the number of aggregate

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board meetings with matters of common interest discussed at a single meeting rather than separately by each Board.

•

Minimizing potential inconsistencies in governance and oversight matters. A unitary board reduces the risk that separate boards may make inconsistent decisions on matters such as policies, strategies, operations, and fees.

•	Facilitating oversight of service providers to the Funds, including consistent service level delivery and potentially economies of scale, as the Funds are served by many of the same service providers.

•	Cost savings to the Funds by reducing aggregate board membership, and eliminating chair and committee chair redundancies.

•

Cost savings to the Funds by reducing the number of law firms serving the Funds and the independent Directors of the Funds, including cost savings associated with holding board and committee meetings and legal review of similar materials and proposals.

•	Potential cost savings with respect to premiums paid for insurance policies.

The Adviser and the Boards reviewed the impact of a Unitary Board on Fund expenses. The expenses of administering and maintaining the Unitary Board are expected to be less than the aggregate expenses of administering and maintaining the groups of separate Directors currently overseeing the Funds, and such expenses would be allocated across all the Funds. This, in turn, is expected to result in savings to Fund stockholders. If the Unitary Board is approved, the expense allocation methodology currently applied by the AB Funds of 50% of the aggregate Board expenses allocated among the Funds pro rata by the number of Funds and 50% of the aggregate Board expenses allocated among the Funds by their relative net assets (each Fund’s total net assets to the total net assets of all the Funds) would be applied for all Funds. It is anticipated that all Funds would see an expense ratio reduction as a result of the approval of their Unitary Board.

The Unitary Board is also expected to benefit the Adviser because it should reduce the administrative burden to the Adviser of interacting with two boards rather than one board, and present opportunities for enhanced efficiencies associated with uniform board oversight, such as reducing the need to have separate meetings and materials to consider the same or substantially similar matters. A Unitary Board would avoid duplication of efforts involved in the preparation and conduct of board meetings, including repeated presentations by the Adviser at different meetings. This board structure may also enable the Adviser to focus greater resources and time on matters that more directly benefit stockholders, such as new product initiatives, fund services and distribution opportunities. Since there are

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expense limitations in place for some Funds and, in the case of ETFs, a unitary fee, the Adviser will benefit from the expected reductions in Fund expenses which would result in lower expense reimbursements or waivers by the Adviser or, in the case of the ETFs, higher retained fees.

Four of the eight Director Nominees currently serve as Directors on the Boards of the AB Funds (Mses. Loeb and McMullen and Messrs. Bermudez and Moody). Two Director Nominees (Messrs. Gerken and Holland) currently serve as Directors on the Boards of the SCB Funds and AMMAF. One Director Nominee (Ms. Wrapp) currently serves as an Advisory Board member of the AB Funds. One Director Nominee (Mr. Chaloff) currently serves as the President of the SCB Funds and AMMAF.

In connection with the establishment of the Unitary Board, the current Directors of the Boards of the AB Funds, SCB Funds and AMMAF who are not standing for election to the Unitary Board will resign or retire, effective December 31, 2024. Michael J. Downey, Nancy P. Jacklin and Marshall C. Turner Jr. will retire as Directors of the AB Funds effective December 31, 2024. Onur Erzan will resign as a Director of the AB Funds effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Donald Peterson is scheduled to retire as a Director of the SCB Funds and AMMAF effective December 31, 2024, in accordance with the SCB Funds and AMMAF mandatory retirement policy. Under that policy, Debra Perry and William Kristol are not scheduled to retire as Directors of the SCB Funds and AMMAF until December 31, 2026 and December 31, 2027, respectively, but have agreed to retire effective December 31, 2024.

Because Ms. Perry and Mr. Kristol would not otherwise be required to retire until December 31, 2026 in the case of Ms. Perry and December 31, 2027 in the case of Mr. Kristol, the SCB Funds and AMMAF Boards have adopted a retirement plan covering Ms. Perry and Mr. Kristol. The retirement plan contemplates payment of a retirement benefit to each such Director, payable from the SCB Funds and AMMAF, in an amount equal to an amount otherwise payable for two years’ service as a Director, such payment being composed of the retainer fee (not including any additional increment payable for service as Board Chair or Committee Chair) plus regular meeting fees (assuming six regular meetings per year). This retirement benefit amount of $480,000 for each such Director will be paid in a lump sum prior to December 31, 2024. In recognition of the SCB Funds’ and AMMAF’s costs associated with payment of retirement benefits, the Adviser has agreed, no later than December 31, 2024, to waive its fees from the SCB Funds and AMMAF in an amount equal to $960,000, which is or would be in addition to any other waiver that the Adviser has undertaken or shall undertake.

6

Each of the individuals identified below has been nominated for election as a Director of the Funds as indicated below. For the AB Funds, each Director Nominee was recommended for nomination by the applicable Fund’s Governance and Nominating Committee; for the SCB Funds and AMMAF, each nominee was recommended for nomination by the applicable Fund’s Governance, Nominating and Compensation Committee (“Governance Committee”). Each of these committees, which, among other things, considers recommendations on nominations for Directors, reviewed the qualifications, experience, and background of the Director Nominees. Based upon this review, each Committee recommended each Director Nominee to the respective Board as a candidate for nomination as a Director. At meetings of Directors held on May 9, 2024, after discussion and further consideration of the matter, the Directors voted to nominate the Director Nominees for election by stockholders.

Unless contrary instructions are received, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Directors.

Independent Director

Nominees:

Jorge A. Bermudez

R. Jay Gerken

Jeffrey R. Holland

Jeanette W. Loeb

Carol C. McMullen

Garry L. Moody

Interested Director Nominees:

Alexander Chaloff

Emilie D. Wrapp

Each Director Nominee has consented to serve as a Director. The Boards of the Funds know of no reason why any of the Director Nominees would be unable to serve, but in the event any Director Nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such Director Nominee will be voted for a substitute Director Nominee as recommended by the Boards in their sole and absolute discretion.

7

Certain information concerning the Funds’ Director Nominees is set forth below (Director Nominees are referred to as Directors in the charts below).

Name, Address,* Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen***	Other Public Company Directorships Currently Held
INDEPENDENT DIRECTORS
Garry L. Moody,# 72 (2007)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, from October 2019 through September 2023, where he also served as Chairman of its Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds Board and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committees of such Funds from 2008 to February 2023.	94	None

Jorge A. Bermudez,# 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010	94	Moody’s Corporation since April 2011

8

Name, Address,* Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen***	Other Public Company Directorships Currently Held
	to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.

R. Jay Gerken,# 73 (2013)	Private Investor since prior to 2019. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He is Chair of the SCB Funds Board and the AMMAF Board since July 2023; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023.	94	Associated Banc-Corp

Jeffrey R. Holland,# 58 (2019)	Private Investor since prior to 2019. Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and serves as Chair of the Audit Committees of such Funds since July 2023.	94	None

Jeanette W. Loeb,# 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	94	None

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Name, Address,* Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen***	Other Public Company Directorships Currently Held
Carol C. McMullen,# 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she also serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.	94	None

INTERESTED DIRECTORS
Alexander Chaloff,+ 52 (Not currently a Director)	Senior Vice President of the Adviser++, with which he has been associated since prior to 2019. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. President and Chief Executive Officer of the SCB Funds and AMMAF as of April 2023.	92	None

Emilie D. Wrapp,+ 68 (Not currently a Director)	Private Investor since July 2023. Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 -June 2023). Prior	92	None

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Name, Address,* Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen***	Other Public Company Directorships Currently Held
thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2019 until June 2023. She has served as a member of the Advisory Board of the AB Funds since January 2024.

*	The address for each of the above persons is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, New York 10105.

**	There is no stated term of office for the Funds’ Directors.

***

This is the total number of separate portfolios that a nominee for election as director would oversee if he or she were elected. The term “AB Fund Complex” refers to the AB Funds, SCB Funds, AMMAF and two closed-end investment companies sponsored and advised by the Adviser that are not covered by the Proxy Statement.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+

Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

++	The Adviser and ABI are affiliates of the Funds.

The business and affairs of each Fund are overseen by the Fund’s Board. The Boards of the AB Funds have also established an Advisory Board currently composed of one member (Ms. Wrapp) who was appointed by the Boards of the AB Funds. The Advisory Board assists the Boards of the AB Funds in a non-voting capacity in its oversight of the management of the Funds. If the Proposal is approved, Ms. Wrapp, a Director Nominee, will no longer serve as the Advisory Board member for the AB Funds. Ms. Wrapp will continue to serve in her capacity as the Advisory Board member for two other closed-end investment companies sponsored and advised by the Adviser that are not covered by the Proxy Statement. Each of those closed-end investment companies has a board of directors divided into three classes, and is expected to hold an annual meeting of stockholders in March 2025 for the purpose of electing directors such that each will have the same Unitary Board if all nominees are elected, at which time Ms. Wrapp would relinquish her role as the Advisory Board member for those funds.

Each Fund’s Board remains solely responsible for the oversight of the management of such Fund. Directors who are not “interested persons” of a Fund, as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors

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who are “interested persons” of a Fund are referred to as “Interested Directors”. Certain information concerning each Company’s governance structure and each Director is set forth below.

AB Funds

Experience, Skills, Attributes, and Qualifications of the Funds’ Director Nominees. The Governance and Nominating Committee of each Fund’s Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that each Board believes contributes to good governance for the applicable Funds. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of Director Nominees appears in the description of the Committee below.

Each Fund’s Board believes that, collectively, the Director Nominees have balanced and diverse experience, qualifications, attributes, and skills, which will allow the Unitary Board to operate effectively in governing each Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director Nominees’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Director Nominees, each Director Nominee is qualified to serve as a Director.

In determining that a particular Director Nominee is qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the service of each current Director who is a Director Nominee during his or her tenure in concluding that each should continue to serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director Nominee, which in each case led to each Board’s conclusion that each Director Nominee should serve (or continue to serve) as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Director Nominees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the applicable

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Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In evaluating the Director Nominees, each Board considered, among other things, that: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director and Audit Chair of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he has served as Chair of the SCB Funds Board and AMMAF Board since July 2023, has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and serves as Chair of the Audit Committees of such Funds since July 2023; Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF as of April 2023; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank and has served as Chair of the Audit Committees of the AB Funds since February 2023; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, ETFs and closed-end funds, from October 2019

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through September 2023 and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, has served as a director or trustee since 2008 and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, and has served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds since 2023; and Ms. Wrapp has extensive experience in the investment management industry, including formerly serving as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and Assistant General Counsel and Assistant Secretary of ABI, and she also served as Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser and had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute. The disclosure herein of a Director Nominee’s experience, qualifications, attributes and skills does not impose on such Director Nominee, if elected, any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on any Director as a member of a Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Board is responsible for oversight of the management of the applicable Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the applicable Fund’s other service providers in the operations of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. Each Board typically meets at regularly scheduled meetings four times throughout the year. In addition, each Board may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of each Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with

14

management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of a Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by each Board and its Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some

15

risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors a Fund’s ability to manage risk is limited.

Board Committees. Each Fund’s Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The number of meetings held by each of these committees during each Fund’s respective fiscal year is set forth in Appendix B. The members of the Audit, Governance and Nominating and Independent Directors Committees are Jorge A. Bermudez, Michael J. Downey, Nancy P. Jacklin, Jeanette W. Loeb, Carol C. McMullen, Garry L. Moody and Marshall C. Turner, Jr. As discussed earlier in this Proxy Statement, Michael J. Downey, Nancy P. Jacklin and Marshall C. Turner, Jr. are expected to retire from each Fund’s Board effective December 31, 2024. The Advisory Board member is generally invited to attend all or portions of meetings of the committees.

The function of the Audit Committee is to assist each Board in its oversight of each Fund’s accounting and financial reporting policies and practices.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. Each Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the Governance and Nominating Committee charter, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Governance and Nominating Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of each Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Governance and Nominating Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, the Adviser, stockholders and other appropriate sources.

Pursuant to the Governance and Nominating Committee charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Company’s common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the at-

16

tention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. If the Funds did not hold an annual meeting of stockholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of stockholders may be given in a stockholder report or other mailing to stockholders or by other means deemed by the Governance and Nominating Committee or the Boards to be reasonably calculated to inform stockholders.

Stockholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the stockholder or an associated person of the stockholder as defined below; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the stockholder believes that the candidate is or will be an “interested person” of the Company (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the nominating stockholder’s name as it appears on the Company’s books and consent to be named as such by the Funds; (v) the class or series and number of all shares of a Fund owned beneficially and of record by the stockholder and any associated person of the stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the stockholder. “Associated person of the stockholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the stockholder or (b) the associated person of the stockholder.

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The Governance and Nominating Committee may require the stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the stockholder to serve on the Board. If the stockholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that each Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements.

The Boards of the AB Funds have adopted a process for stockholders to send communications to the Board of their Fund. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund’s principal office at the address listed in the Notice of Joint Special Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

SCB Funds and AMMAF

Experience, Skills, Attributes, and Qualifications of the Funds’ Director Nominees. The Governance Committee of the SCB Funds and AMMAF, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or, in the case of a vacancy,

18

election by each Board. In evaluating a candidate for nomination or election as a Director, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contributes to good governance for the applicable Fund. Additional information concerning each Governance Committee’s consideration of Directors appears in the description of the Committee below.

Each Board believes that, collectively, the Director Nominees have balanced and diverse experience, qualifications, attributes, and skills, which will allow the Unitary Board to operate effectively in governing each such Fund and protecting the interests of stockholders. Each Board has concluded that, based on each Director Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Director Nominees, each Director Nominee is qualified to serve as a Director.

In determining that a particular Director Nominee is qualified to serve as a Director, each Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the service of each current Director who is a Director Nominee during his or her tenure in concluding that each should continue to serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director Nominee, which in each case led to the Board’s conclusion that each Director Nominee should serve (or continue to serve) as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Director Nominees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the current Directors), to interact effectively with the Adviser, other service providers, counsel and the applicable Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While each Board does not have a formal, written diversity policy, the Boards believe that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. In evaluating the Director Nominees, each Board considered, among other things, that: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he has served as Chair of the SCB Funds Board and AMMAF Board since July 2023, has served as a director or trustee of the SCB Funds since July 2013 and

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AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and serves as Chair of the Audit Committees of such Funds since July 2023; Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF as of April 2023; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank and has served as Chair of the Audit Committees of the AB Funds since February 2023; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, ETFs and closed-end funds, from October 2019 through September 2023 and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, has served as a director or trustee since 2008 and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, and has served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds since 2023; and Ms. Wrapp has extensive experience in the investment management industry, including formerly serving as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and Assistant General Counsel and Assistant Secretary

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of ABI, and she also served as Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser and had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute. The disclosure herein of a Director Nominee’s experience, qualifications, attributes and skills does not impose on such Director Nominee, if elected any duties, obligations or liability that are greater than the duties, obligations and liability imposed on any Director as a member of a Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Board is responsible for oversight of the SCB Funds and AMMAF, as applicable. Each such Fund has engaged the Adviser to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the applicable Fund’s other service providers in the operations of the Funds. Each Board meets at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees—the Audit Committee, the Governance Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist each Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Boards of the SCB Funds and AMMAF. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, communicating with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the applicable Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance, valuation and operational risks, including cyber risks.

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Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to oversight by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of each Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these entities has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by each Board. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser and representatives of various internal committees of the Adviser), each Fund’s Chief Compliance Officer, each Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber-security matters.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited. As a result of the foregoing and other factors the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees. The Boards of the SCB Funds and AMMAF have three standing committees of the Board – an Audit Committee, a Governance Committee and an Independent Directors Committee. The members of the Audit Committee, the

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Governance Committee, the Independent Directors Committee are R. Jay Gerken, Jeffrey R. Holland, William Kristol, Debra Perry and Donald K. Peterson. As discussed earlier in this Proxy Statement, William Kristol, Debra Perry and Donald K. Peterson are expected to retire from each Fund’s Board effective December 31, 2024.

The function of the Audit Committee is to assist each Board in its oversight of the applicable Fund’s financial reporting process. The Audit Committee of each Fund met two times during each Fund’s most recently completed fiscal year.

The functions of the Governance Committee are to nominate persons to fill any vacancies or newly created positions on each Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to each Board regarding the compensation of Directors and the Chief Compliance Officer. The Governance Committee of each Fund met three times during each Fund’s most recently completed fiscal year.

The Governance Committee has a charter and, pursuant to such charter, the Governance Committee will consider candidates for nomination as a Director submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. If a Fund did not hold any annual meeting of stockholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of an upcoming annual meeting of stockholders may be given in a stockholder report or other mailing to stockholders or by other means deemed by the Governance Committee or the Boards to be reasonably calculated to inform stockholders.

Stockholders submitting a candidate for consideration by the Governance Committee must provide the following information to the Governance Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the stockholder or an associated person of the stockholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the stockholder believes that the candidate is or will be an “interested

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person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the stockholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the stockholder and any associated person of the stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the stockholder. “Associated Person of the stockholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the stockholder or (b) the associated person of the stockholder.

The Governance Committee may require the stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the stockholder to serve on the applicable Board. If the stockholder fails to provide such other information in writing within seven days of receipt of written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Governance Committee.

The Governance Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance Committee will not consider self-nominated candidates. The Governance Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the applicable Fund, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Governance Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of each Board.

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The function of the Independent Directors Committee is to consider and take action on matters that each Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of each Fund met two times during each Fund’s most recently completed fiscal year.

Meetings of the Governance Committee and the Independent Directors Committee may take place during executive sessions of Board meetings and may not be formally designated as Committee meetings.

The Boards of the SCB Funds and AMMAF has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund’s principal office at the address listed in the Notice of Joint Special Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

Committee Structure for Unitary Board

It is anticipated that the Unitary Board will have a committee structure consistent with that of the existing committee structure of the Boards of the AB Funds.

OTHER INFORMATION

Additional information on the Proposal, including information on the principal officers of the Funds, nominee ownership of Fund shares and Board compensation, is included in Appendix C (Additional Information on the Proposal) and Appendix D (Independent Registered Public Accounting Firm).

The Board of each Fund unanimously recommends that the stockholders vote “FOR” each of the Director Nominees to serve as a Director of the applicable Fund. The election of each Director Nominee requires the affirmative vote of a plurality of the votes cast for each Company.

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PROXY VOTING AND STOCKHOLDER MEETINGS

All properly executed and timely received proxies will be exercised at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes entitled to be cast by the stockholder will be cast “FOR” the election of each of the Director Nominees as a Director for a Fund. If no specification is made on a properly executed and timely received proxy, it will be voted for each of the Director Nominees as a Director for a Fund. Only those matters set forth in the Notice of Joint Special Meeting of Stockholders may come before the Meeting.

Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (800) 337-3503 or by authorizing a proxy through the Internet at www.proxy-direct.com and following the directions on the Proxy Card. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to authorize a proxy via telephone or through the Internet, including use of the Control Number on the stockholder’s Proxy Card and Notice of Internet Availability of Proxy Materials, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. A stockholder of record may revoke the stockholder’s proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting. Attendance alone is not sufficient to revoke a previously authorized proxy.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

The election of each of the Director Nominees requires the affirmative vote of a plurality of the votes cast, assuming the presence of a quorum. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the

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Director Nominees are running unopposed, the Director Nominees are expected to be elected as Directors, as all Director Nominees who receive votes in favor will be elected, so long as a quorum is present. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of a vote on the Proposal. If a quorum is not present or there are not enough votes by stockholders of a Company to approve the Proposal by the time of the Meeting, the Meeting for the Company is expected to be adjourned to permit further solicitation of proxy votes. If the Proposal is not approved at any final adjournment of such Meeting, each Board will consider what action, if any, would be in the best interests of the stockholders. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Except as described for the Funds below, a quorum for each Company for the Meeting will consist of the presence in person or by proxy of the holders of one-third of a Company’s shares entitled to vote at the Meeting. With respect to AMIF II, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the Fund’s shares entitled to vote at the Meeting. With respect to ABT and AMMAF, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 40% of the Fund’s shares entitled to vote at the Meeting. With respect to ACS and TAP, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 30% of a Fund’s shares entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by each Board on the Proposal for a Company described in the Proxy Statement are not timely received, the Chairman of the Board of that Fund is expected to authorize, or the persons named as proxies are expected to propose and vote for one or more adjournments of the Meeting for that Company up to 120 days after the Record Date to permit further solicitation of proxies without notice other than announcement at the Meeting. If a proposal to adjourn is submitted to stockholders, shares represented by proxies indicating a vote contrary to the position recommended by the Board on the Proposal will be voted against adjournment as to the Proposal.

The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of the Director Nominees with respect to the applicable Company. While the Meeting is a joint meeting of the stockholders of the Funds, each Company requires its own quorum and the outcome as to one Company’s approval of the Proposal is not contingent on that of any other Company or Fund. Stockholders of Funds that are series of a Company will vote together for the election of Directors of that Company. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of the Director Nominees, except to the extent the Funds are series of the same Company.

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Each Fund has engaged Computershare Fund Services (“Computershare”), 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Computershare will receive fees of approximately $2 million for its proxy solicitation services, which includes the costs of printing and mailing proxy materials and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne by the Funds and paid as set forth below. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

It is expected that the expenses of the printing and mailing of the proxy statements, including the proxy solicitation costs, as well as the legal costs of counsel relating thereto, will be borne by the Funds, allocated by relative net assets (except insofar as such expenses may be borne by the Adviser pursuant to expense limitation agreements in place at the relevant times for certain Funds and in the case of each series of AB ETFs, which are subject to a unitary fee). The total costs of conducting the stockholder meetings are expected to be approximately $5 million, of which an estimated $500,000 represent legal fees of counsel (excluding independent legal counsel) relating to the preparation of proxy materials. The remaining amount includes estimated expenses for printing and mailing of the proxy statement and solicitation.

Other Information

INFORMATION AS TO THE INVESTMENT ADVISER,

ADMINISTRATOR, AND DISTRIBUTOR OF THE FUNDS

Each Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein L.P. also performs administrative services for certain Funds and is reimbursed by certain Funds for the costs of such services. State Street Bank and Trust Company, which serves as custodian and accounting agent for certain Funds, also provides administrative services to certain of the Funds. Except with respect to AB ETFs, AMMAF, Bernstein, SCB and SCB II, each Fund’s distributor is AllianceBernstein Investments, Inc. (“ABI”), 1345 Avenue of the Americas, New York, New York 10105. The distributor for AB ETFs is Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Both ABI and Sanford C. Bernstein & Company, LLC, 1345 Avenue of the Americas, New York, New York 10105, serve as distributors to AMMAF, Bernstein and SCB. Sanford C. Bernstein & Company, LLC serves as distributor to SCB II.

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OTHER MATTERS

Only the business set forth in the Notice of Joint Special Meeting of Stockholders may be brought before the Meeting with regard to the Funds.

STOCK OWNERSHIP

Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of the Fund’s shares (or class of shares, if applicable) on May 6, 2024 is provided in Appendix E.

SUBMISSION OF PROPOSALS

FOR NEXT MEETING OF STOCKHOLDERS

The Funds do not hold stockholder meetings annually. For Funds that do not hold annual meetings of stockholders, the anticipated date of the next stockholder meeting of the Fund cannot be provided.

Any stockholder who wishes to submit a proposal to be included in the Fund’s proxy statement and form of proxy card for a Fund’s next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before a Fund begins to print and mail its proxy materials relating to such meeting. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A stockholder proposal may be presented at a meeting of stockholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments.

REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 227-4618, Foreside Fund Services, LLC at (800) 243-5994 for AB ETFs, or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Boards of Directors,

Nancy E. Hay Secretary

June 3, 2024

New York, New York

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APPENDIX A – SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Fund (Place of Organization)	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class Z	Class 1	Class 2	Class AB	Institutional Class	Outstanding Shares
AB Active ETFs, Inc. (MD)
AB Conservative Buffer ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14,825,000
AB Core Plus Bond ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,500,000
AB Corporate Bond ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	700,000
AB Disruptors ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,320,007
AB High Yield ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,539,021
AB Tax-Aware Intermediate Municipal ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,150,000
AB Tax-Aware Long Municipal ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,100,000
AB Tax-Aware Short Duration Municipal ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20,052,002
AB Ultra Short Income ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20,101,000
AB US High Dividend ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	200,000
AB US Large Cap Strategic Equities ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,890,000
AB US Low Volatility Equity ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	690,125
AB Bond Fund, Inc. (MD)
AB All Market Real Return Portfolio	351,175.35	N/A	21,321.01	1,949,935.84	N/A	N/A	1,143.64	14,589,792.93	65,235,774.78	N/A	N/A	N/A	82,149,143.56
AB Bond Inflation Strategy	3,749,393.78	N/A	619,673.52	19,148,317.95	N/A	N/A	661,303.58	2,662,034.88	29,764,686.59	3,779,330.45	N/A	N/A	60,384,740.74
AB Income Fund	19,159,679.71	N/A	12,546,725.96	370,867,299.58	N/A	N/A	N/A	2,088,384.06	N/A	N/A	N/A	N/A	404,662,089.31
AB Municipal Bond Inflation Strategy	14,547,457.35	N/A	1,532,939.10	55,124,641.55	N/A	N/A	N/A	N/A	43,873,763.85	23,843,238.93	N/A	N/A	138,922,040.77

Fund (Place of Organization)	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class Z	Class 1	Class 2	Class AB	Institutional Class	Outstanding Shares
AB Short Duration High Yield Portfolio	N/A	N/A	N/A	79,342,554.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	79,342,554.85
AB Short Duration Income Portfolio	N/A	N/A	N/A	11,481,247.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11,481,247.15
AB Sustainable Thematic Credit Portfolio	7,645.39	N/A	N/A	30,050,881.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	30,058,526.85
AB Tax-Aware Fixed Income Opportunities Portfolio	4,215,400.87	N/A	841,439.72	51,714,464.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	56,771,305.51
AB Total Return Bond Portfolio	13,446,121.31	N/A	213,154.04	3,821,322.39	N/A	N/A	46,720.13	298,070.37	N/A	N/A	N/A	N/A	17,825,388.25
AB Cap Fund, Inc. (MD)
AB All China Equity Portfolio	89,915.60	N/A	N/A	8,800,814.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8,890,729.97
AB Concentrated Growth Fund	1,134,497.44	N/A	316,338.55	18,357,160.05	N/A	N/A	25,230.98	236,056.71	N/A	N/A	N/A	N/A	20,069,283.73
AB Concentrated International Growth Portfolio	294,335.89	N/A	55,323.56	16,339,564.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16,689,224.22
AB Emerging Markets Multi-Asset Portfolio	307,160.08	N/A	30,869.44	15,010,470.71	N/A	N/A	38,372.10	1,258.23	N/A	N/A	N/A	N/A	15,388,130.56
AB Global Core Equity Portfolio	488,669.48	N/A	22,353.24	169,808,020.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	170,319,043.67
AB International Low Volatility Equity Portfolio	N/A	N/A	N/A	54,950,444.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	54,950,444.70
AB Mid Cap Value Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	200,003.10	N/A	N/A	N/A	N/A	200,003.10
AB Select US Equity Portfolio	1,455,406.93	N/A	314,055.73	9,919,029.71	N/A	N/A	439,745.56	N/A	N/A	N/A	N/A	N/A	12,128,237.93
AB Select US Long/Short Portfolio	8,421,566.57	N/A	1,758,188.83	84,417,034.60	N/A	N/A	2,155,862.31	N/A	N/A	N/A	N/A	N/A	96,752,652.31
AB Small Cap Growth Portfolio	8,808,035.81	N/A	929,634.00	22,856,147.21	561,713.35	2,472,035.04	6,599,854.31	16,539,630.70	N/A	N/A	N/A	N/A	58,767,050.41
AB Small Cap Value Portfolio	7,944,394.92	N/A	23,035.99	35,453,831.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	43,421,262.83
AB Sustainable US Thematic Portfolio	26,207.36	N/A	1,633.54	5,426,453.46	N/A	N/A	N/A	903,915.70	N/A	N/A	N/A	N/A	6,358,210.05
AB Core Opportunities Fund, Inc. (MD)	5,710,719.85	N/A	307,975.71	1,573,855.33	N/A	N/A	188,620.11	6,522.52	N/A	N/A	N/A	N/A	7,787,693.52
AB Corporate Shares (MA)
AB Corporate Income Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22,557,447.86
AB Impact Municipal Income Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	59,574,756.63

Fund (Place of Organization)	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class Z	Class 1	Class 2	Class AB	Institutional Class	Outstanding Shares
AB Municipal Income Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,128,677,576.02
AB Taxable Multi-Sector Income Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	42,107,637.35
AB Discovery Growth Fund, Inc. (MD)	55,050,022.26	N/A	2,348,387.92	98,534,967.90	N/A	N/A	32,951,076.09	38,466,134.40	N/A	N/A	N/A	N/A	227,350,588.56
AB Equity Income Fund, Inc. (MD)	9,832,775.08	N/A	551,549.79	5,896,690.12	N/A	N/A	111,846.08	381,137.24	N/A	N/A	N/A	N/A	16,773,998.31
AB Global Bond Fund, Inc. (MD)	46,590,268.18	N/A	1,522,573.50	569,629,045.49	N/A	N/A	94,815,871.97	113,974,393.86	N/A	N/A	N/A	N/A	826,532,153.00
AB Global Real Estate Investment Fund, Inc. (MD)	2,101,423.80	N/A	29,083.80	715,331.38	189,912.97	170,550.91	568,229.76	N/A	N/A	N/A	N/A	N/A	3,774,532.61
AB Global Risk Allocation Fund, Inc. (MD)	9,726,270.31	N/A	142,843.18	670,365.28	N/A	N/A	75,894.20	N/A	N/A	N/A	N/A	N/A	10,615,372.97
AB High Income Fund, Inc. (MD)	124,002,883.33	N/A	22,085,343.53	280,669,200.40	N/A	N/A	10,136,288.72	16,819,997.49	N/A	N/A	N/A	N/A	453,713,713.47
AB Institutional Funds, Inc. (MD)
AB Global Real Estate Investment Fund II	N/A	N/A	N/A	N/A	N/A	N/A	18,046,844.33	N/A	N/A	N/A	N/A	N/A	18,046,844.33
AB Large Cap Growth Fund, Inc. (MD)	51,137,741.34	N/A	8,723,163.07	133,546,678.16	1,561,177.41	1,334,858.63	8,542,015.86	61,079,685.80	N/A	N/A	N/A	N/A	265,925,320.27
AB Multi-Manager Alternative Fund (DE)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	100,249,728.21
AB Municipal Income Fund, Inc. (MD)
AB California Portfolio	46,230,737.59	N/A	2,021,603.94	62,771,913.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	111,024,255.52
AB High Income Municipal Portfolio	54,458,781.73	N/A	4,821,196.87	190,449,731.98	N/A	N/A	N/A	27,460,676.59	N/A	N/A	N/A	N/A	277,190,387.16

Fund (Place of Organization)	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class Z	Class 1	Class 2	Class AB	Institutional Class	Outstanding Shares
AB National Portfolio	42,751,142.38	N/A	1,876,864.13	148,743,250.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	193,371,257.21
AB New York Portfolio	33,401,060.49	N/A	1,232,301.41	18,944,985.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	53,578,347.33
AB Municipal Income Fund II (MA)
AB Arizona Portfolio	6,414,251.80	N/A	169,004.98	1,321,630.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7,904,886.92
AB Massachusetts Portfolio	7,599,606.61	N/A	356,739.48	14,650,697.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22,607,044.09
AB Minnesota Portfolio	3,151,535.52	N/A	130,188.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,281,724.22
AB New Jersey Portfolio	7,045,515.84	N/A	84,230.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7,129,746.65
AB Ohio Portfolio	4,597,480.37	N/A	163,632.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,761,112.45
AB Pennsylvania Portfolio	4,894,431.02	N/A	55,755.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,950,186.72
AB Virginia Portfolio	10,262,663.17	N/A	491,129.88	7,824,362.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18,578,155.51
AB Relative Value Fund, Inc. (MD)	208,866,826.70	N/A	3,331,486.34	58,801,514.07	N/A	N/A	5,872,580.64	10,975,138.39	N/A	N/A	N/A	N/A	287,847,546.14
AB Sustainable Global Thematic Fund, Inc. (MD)	4,718,614.59	N/A	204,315.84	6,155,476.72	N/A	N/A	354,928.06	275,625.55	N/A	N/A	N/A	N/A	11,708,960.75
AB Sustainable International Thematic Fund, Inc. (MD)	7,035,396.91	N/A	50,528.20	39,723,189.14	N/A	N/A	48,501.79	779,689.79	N/A	N/A	N/A	N/A	47,637,305.82
AB Trust (MA)
AB Discovery Value Fund	10,576,305.64	N/A	322,099.94	65,985,854.54	N/A	N/A	6,368,244.36	23,946,773.28	N/A	N/A	N/A	N/A	107,199,277.76
AB International Value Fund	4,629,454.34	N/A	76,952.99	1,761,382.92	N/A	N/A	56,374.26	N/A	N/A	N/A	N/A	N/A	6,524,164.51
AB Value Fund	2,819,671.39	N/A	46,522.28	20,854,440.59	N/A	N/A	95,309.80	N/A	N/A	N/A	N/A	N/A	23,815,944.06
AB Variable Products Series Fund, Inc. (MD)
AB Balanced Hedged Allocation Portfolio	1,705,748.35	16,842,612.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18,548,361.35
AB Dynamic Asset Allocation Portfolio	19,675.71	27,467,747.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	27,487,422.79
AB Sustainable Global Thematic Portfolio	1,817,894.49	3,248,893.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,066,787.94
AB Relative Value Portfolio	5,650,124.91	22,926,171.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	28,576,295.95
AB International Value Portfolio	2,965,031.64	15,547,901.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18,512,933.59
AB Large Cap Growth Portfolio	4,310,112.21	6,532,525.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,842,637.48
AB Small Cap Growth Portfolio	1,742,357.87	4,387,625.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,129,983.39
AB Discovery Value Portfolio	14,290,368.48	24,297,501.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	38,587,869.70
AB Global Risk Allocation–Moderate Portfolio	N/A	62,924,523.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	62,924,523.72

Fund (Place of Organization)	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class Z	Class 1	Class 2	Class AB	Institutional Class	Outstanding Shares
The AB Portfolios (MA)
AB All Market Total Return Portfolio	26,041,769.39	N/A	215,709.96	3,427,331.49	N/A	N/A	19,989.38	N/A	N/A	N/A	N/A	N/A	29,704,800.23
AB Growth Fund	10,099,531.17	N/A	1,066,347.55	1,487,915.47	N/A	N/A	431,352.26	N/A	N/A	N/A	N/A	N/A	13,085,146.45
AB Sustainable Thematic Balanced Portfolio	7,646,391.48	N/A	133,386.44	313,663.84	N/A	N/A	3,794.47	1,304.60	N/A	N/A	N/A	N/A	8,098,540.82
AB Tax-Managed Wealth Appreciation Strategy	2,100,906.20	N/A	26,104.22	36,398,790.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	38,525,801.39
AB Wealth Appreciation Strategy	17,254,476.24	N/A	144,383.51	41,234,621.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	58,633,481.30
AB Fixed-Income Shares, Inc. (MD)
AB Government Money Market Portfolio	5,312,605,368.73	N/A	10,333,511.30	594,139,529.14	N/A	N/A	78,148,347.40	N/A	6,399,943,259.00	N/A	8,989,002,663.93	1,525,534,814.63	22,909,707,494.14

Fund (Place of Organization)	Class A	Class B	Class C	Advisor Class	Class Z	SCB Class	Class 1	Class 2	Outstanding Shares
Sanford C. Bernstein Fund II, Inc. (MD)
Bernstein Intermediate Duration Institutional Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	57,172,367.44
Bernstein Fund, Inc. (MD)
International Small Cap Portfolio	N/A	N/A	N/A	72,578,591.94	14,267,314.46	4,977,541.21	N/A	N/A	91,823,447.61
International Strategic Equities Portfolio	N/A	N/A	N/A	511,237,249.57	67,407,659.90	31,173,234.09	N/A	N/A	609,818,143.55
Small Cap Core Portfolio	N/A	N/A	N/A	46,483,664.48	5,875,057.78	624,068.64	N/A	N/A	52,982,790.90
Sanford C. Bernstein Fund, Inc. (MD)
California Municipal Portfolio	3,343,622.58	N/A	185,538.29	8,420,378.53	N/A	62,592,333.64	N/A	N/A	74,541,873.04
Diversified Municipal Portfolio	14,324,483.79	N/A	706,826.38	34,488,698.85	30,580,886.24	274,116,692.61	N/A	N/A	354,217,587.87
Emerging Markets Portfolio	N/A	N/A	N/A	N/A	3,076,639.64	38,461,348.62	N/A	N/A	41,537,988.25
Intermediate Duration Portfolio	52,128.12	N/A	N/A	73,643.07	750.10	342,220,194.00	N/A	N/A	342,346,715.28
New York Municipal Portfolio	5,923,543.90	N/A	187,111.51	3,915,639.05	N/A	89,796,588.58	N/A	N/A	99,822,883.05
Overlay A Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	33,512,306.02	5,141,769.38	38,654,075.40
Overlay B Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	32,345,577.86	8,538,833.43	40,884,411.29
Tax-Aware Overlay A Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	57,774,611.66	19,434,365.23	77,208,976.89
Tax-Aware Overlay B Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	43,365,995.50	16,315,529.29	59,681,524.78

APPENDIX B – MEETINGS OF STANDING BOARD COMMITTEES

The number of meetings held by the committees of the Boards of the AB Funds during each of the Funds’ most recent fiscal year (or period for new funds) is set forth below:

	Fiscal Year (or Period) Ended	Audit Committee Meetings	Governance and Nominating Committee Meetings	Independent Directors Committee Meetings
ACF
AB Emerging Markets Multi-Asset Portfolio	March 31, 2024	4	3	8
ACS
AB Corporate Income Shares	April 30, 2024	4	3	9
AB Impact Municipal Income Shares	April 30, 2024	4	3	9
AB Municipal Income Shares	April 30, 2024	4	3	9
AB Taxable Multi-Sector Income Shares	April 30, 2024	4	3	9
AFIS
AB Government Money Market Portfolio	April 30, 2024	4	3	9
AMIF
AB California Portfolio	May 31, 2023	3	3	7
AB High Income Municipal Portfolio	May 31, 2023	3	3	7
AB National Portfolio	May 31, 2023	3	3	7
AB New York Portfolio	May 31, 2023	3	3	7
AMIF II
AB Arizona Portfolio	May 31, 2023	3	3	7
AB Massachusetts Portfolio	May 31, 2023	3	3	7
AB Minnesota Portfolio	May 31, 2023	3	3	7
AB New Jersey Portfolio	May 31, 2023	3	3	7
AB Ohio Portfolio	May 31, 2023	3	3	7
AB Pennsylvania Portfolio	May 31, 2023	3	3	7
AB Virginia Portfolio	May 31, 2023	3	3	7
ACF
AB Concentrated Growth Fund	June 30, 2023	3	3	9
AB Concentrated International Growth Portfolio	June 30, 2023	3	3	9
AB Global Core Equity Portfolio	June 30, 2023	3	3	9
AB International Low Volatility Equity Portfolio	June 30, 2023	3	3	9
AB Select US Equity Portfolio	June 30, 2023	3	3	9
AB Select US Long/Short Portfolio	June 30, 2023	3	3	9
AB Sustainable US Thematic Portfolio	June 30, 2023	3	3	9
ASITF	June 30, 2023	3	3	9
ACF
AB Small Cap Growth Portfolio	July 31, 2023	3	3	10
ADGF	July 31, 2023	3	3	10
ALCGF	July 31, 2023	3	3	10
ASGTF	July 31, 2023	3	3	10

	Fiscal Year (or Period) Ended	Audit Committee Meetings	Governance and Nominating Committee Meetings	Independent Directors Committee Meetings
TAP
AB Growth Fund	July 31, 2023	3	3	10
TAP
AB All Market Total Return Portfolio	August 31, 2023	3	3	9
AB Sustainable Thematic Balanced Portfolio	August 31, 2023	3	3	9
AB Tax-Managed Wealth Appreciation Strategy	August 31, 2023	3	3	9
AB Wealth Appreciation Strategy	August 31, 2023	3	3	9
ABF
AB Short Duration High Yield Portfolio	September 30, 2023	3	3	9
AGBF	September 30, 2023	3	3	9
SCB II
Bernstein Intermediate Duration Institutional Portfolio	September 30, 2023	3	3	8
ABF
AB All Market Real Return Portfolio	October 31, 2023	3	4	9
AB Bond Inflation Strategy	October 31, 2023	3	4	9
AB Income Fund	October 31, 2023	3	4
AB Municipal Bond Inflation Strategy	October 31, 2023	3	4	9
AB Short Duration Income Portfolio	October 31, 2023	3	4	9
AB Sustainable Thematic Credit Portfolio	October 31, 2023	3	4	9
AB Tax-Aware Fixed Income Opportunities Portfolio	October 31, 2023	3	4	9
AB Total Return Bond Portfolio	October 31, 2023	3	4	9
AHIF	October 31, 2023	3	4	9
ARVF	October 31, 2023	3	4	9
AInstF
AB Global Real Estate Investment Fund II	October 31, 2023	3	4	9
AB ETFs
AB Conservative Buffer ETF	November 30, 2023	N/A	N/A	N/A
AB Core Plus Bond ETF	November 30, 2023	N/A	N/A	N/A
AB Corporate Bond ETF	November 30, 2023	N/A	N/A	N/A
AB Disruptors ETF	November 30, 2023	1	2	6
AB High Yield ETF	November 30, 2023	0	1	5
AB Tax-Aware Intermediate Municipal ETF	November 30, 2023	N/A	N/A	N/A
AB Tax-Aware Long Municipal ETF	November 30, 2023	N/A	N/A	N/A
AB Tax-Aware Short Duration Municipal ETF	November 30, 2023	3	3	9
AB Ultra Short Income ETF	November 30, 2023	3	3	9
AB US High Dividend ETF	November 30, 2023	1	2	6
AB US Large Cap Strategic Equities ETF	November 30, 2023	0	1	2
AB US Low Volatility Equity ETF	November 30, 2023	1	2	6

	Fiscal Year (or Period) Ended	Audit Committee Meetings	Governance and Nominating Committee Meetings	Independent Directors Committee Meetings
ABT
AB Discovery Value Fund	November 30, 2023	3	3	9
AB International Value Fund	November 30, 2023	3	3	9
AB Value Fund	November 30, 2023	3	3	9
ACF
AB All China Equity Portfolio	November 30, 2023	3	3	9
AB Mid Cap Value Portfolio*	November 30, 2023	N/A	N/A	N/A
AB Small Cap Value Portfolio	November 30, 2023	3	3	9
ACOF	November 30, 2023	3	3	9
AEIF	November 30, 2023	3	3	9
AGREIF	November 30, 2023	3	3	9
AGRAF	November 30, 2023	3	3	9
AVP
AB Balanced Hedged Allocation Portfolio	December 31, 2023	3	3	9
AB Dynamic Asset Allocation Portfolio	December 31, 2023	3	3	9
AB Sustainable Global Thematic Portfolio	December 31, 2023	3	3	9
AB Relative Value Portfolio	December 31, 2023	3	3	9
AB International Value Portfolio	December 31, 2023	3	3	9
AB Large Cap Growth Portfolio	December 31, 2023	3	3	9
AB Small Cap Growth Portfolio	December 31, 2023	3	3	9
AB Discovery Value Portfolio	December 31, 2023	3	3	9
AB Global Risk Allocation–Moderate Portfolio	December 31, 2023	3	3	9

*	Inception date for AB Mid Cap Value Portfolio is April 29, 2024.

APPENDIX C – ADDITIONAL INFORMATION ON THE PROPOSAL

Additional information on the Proposal, including information on the principal officers of the Funds, nominee ownership of Fund shares and Board compensation, is presented below.

Principal Officers of the Funds

Certain information concerning the Funds’ officers is set forth below. The Funds’ officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

Name, Address* and Age	Position(s) Held with Funds (Month and Year First Elected)	Principal Occupation During the Past Five Years
Onur Erzan, 48	President and Chief Executive Officer, AB Funds (04/21)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director+, President and Chief Executive Officer of the AB Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

Alexander Chaloff, 52	President and Chief Executive Officer, SCB Funds and AMMAF (04/23)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining the firm in 2005, he was a managing

Name, Address* and Age	Position(s) Held with Funds (Month and Year First Elected)	Principal Occupation During the Past Five Years
director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. President and Chief Executive Officer of the SCB Funds and AMMAF as of April 2023.

Nancy E. Hay, 51	Secretary, AB Funds, SCB Funds and AMMAF (01/23)	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019, and Assistant Secretary of ABI**.

Michael B. Reyes, 47	Senior Vice President, AB Funds (08/18), SCB Funds and AMMAF (10/18)	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer, AB Funds (11/23), SCB Funds and AMMAF (10/23)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Jennifer Friedland, 49	Chief Compliance Officer, AB Funds, except for AB ETFs (01/23), AB ETFs (05/22), SCB Funds and AMMAF (01/23)	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all AB Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

Phyllis J. Clarke, 63

Controller,

AB ETFs, ADGF, AEIF, AGBF, AHIF, ARVF, SCB II (11/23), ABF, ABT, ACF, ACOF, AGRAF, AGREIF, AInstF, ALCGF, ASGTF, ASITF (11/08), ACS, AFIS, AMIF, AMIF II, TAP (5/09), Bernstein (09/15), AMMAF (10/23), and SCB (10/08)

Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which she has been associated since prior to 2019.

*	The address for the Funds’ officers is 1345 Avenue of the Americas, New York, New York 10105.
**	The Adviser, ABI and ABIS are affiliates of the Funds.
+	Onur Erzan is expected to resign from the Boards effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds.

Additional Information on the Directors

As of May 6, 2024, no Director Nominee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or a Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the Fund’s distributor.

Ownership in the Funds

The dollar range of a Fund’s securities owned by each Director or Director Nominee and the aggregate dollar range of securities owned in the Funds as of May 6, 2024 are set forth below.

AB Funds
Portfolio	Independent Directors and Independent Director Nominees									Interested Director and Interested Director Nominees
	Jorge A. Bermudez	Michael J. Downey*	R. Jay Gerken	Jeffrey R. Holland	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.*	Alexander Chaloff	Onur Erzan**	Emilie D. Wrapp
AB ETFs
-AB Conservative Buffer ETF	None	None	None	None	None	None	None	$10,001- $50,000	None	None	None	None
-AB Core Plus Bond ETF	None	None	None	None	None	None	None	None	None	None	None	None
-AB Corporate Bond ETF	None	None	None	None	None	None	None	None	None	None	None	None
-AB Disruptors ETF	None	None	None	None	None	None	None	None	None	None	None	None
-AB High Yield ETF	None	None	None	None	None	$50,001- $100,000	None	None	None	None	None	None
-AB Tax-Aware Intermediate Municipal ETF	None	None	None	None	None	None	$10,001- $50,000	None	None	None	None	None
-AB Tax-Aware Long Municipal ETF	None	None	None	None	None	None	None	None	None	None	None	None
-AB Tax-Aware Short Duration Municipal ETF	None	None	$1- $10,000	None	None	None	None	None	$10,001- $50,000	None	None	None
-AB Ultra Short Income ETF	None	None	None	None	None	None	None	None	None	None	None	None
-AB US High Dividend ETF	None	None	None	None	None	None	None	None	None	None	None	None
-AB US Large Cap Strategic Equities ETF	None	None	None	None	None	None	$50,001- $100,000	None	None	None	None	$10,001- $50,000
-AB US Low Volatility Equity ETF	None	None	None	None	None	None	None	None	None	None	None	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees									Interested Director and Interested Director Nominees
	Jorge A. Bermudez	Michael J. Downey*	R. Jay Gerken	Jeffrey R. Holland	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.*	Alexander Chaloff	Onur Erzan**	Emilie D. Wrapp
ABF
-AB All Market Real Return Portfolio	None	$1- $10,000	None	None	$10,001- $50,000	None	None	None	$10,001- $50,000	None	None	None
-AB Bond Inflation Strategy	None	None	None	None	$10,001- $50,000	None	None	None	Over $100,000	None	None	None
-AB Income Fund	None	Over $100,000	None	None	$50,001- $100,000	None	None	None	Over $100,000	None	None	None
-AB Municipal Bond Inflation Strategy	None	None	None	None	None	$10,001- $50,000	None	None	None	None	None	None
-AB Short Duration High Yield Portfolio	None	None	None	None	None	$10,001- $50,000	None	None	None	None	None	None
-AB Short Duration Income Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Sustainable Thematic Credit Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Tax-Aware Fixed Income Opportunities Portfolio	None	None	None	None	None	$10,001- $50,000	None	None	None	None	None	None
-AB Total Return Bond Portfolio	$50,001- $100,000	None	None	None	None	None	None	None	None	None	None	None
ACF
-AB All China Equity Portfolio	None	None	None	None	None	None	None	None	None	$10,001- $50,000	None	None
-AB Concentrated Growth Fund	$10,001- $50,000	None	None	None	None	None	None	Over $100,000	$10,001- $50,000	$100,001- $500,000	None	None
-AB Concentrated International Growth Portfolio	$10,001- $50,000	None	None	$10,001- $50,000	None	None	None	None	None	None	None	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees									Interested Director and Interested Director Nominees
	Jorge A. Bermudez	Michael J. Downey*	R. Jay Gerken	Jeffrey R. Holland	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.*	Alexander Chaloff	Onur Erzan**	Emilie D. Wrapp
-AB Emerging Markets Multi-Asset Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Global Core Equity Portfolio	None	None	None	None	None	None	None	None	None	$1- $10,000	None	None
-AB International Low Volatility Equity Portfolio	$10,001- $50,000	None	None	None	None	None	None	None	None	None	None	None
-AB Mid Cap Value Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Select US Equity Portfolio	None	None	None	None	$50,001- $100,000	None	$50,001- $100,000	Over $100,000	None	None	None	None
-AB Select US Long/Short Portfolio	$10,001- $50,000	None	None	None	None	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	None	None	$10,001- $50,000
-AB Small Cap Growth Portfolio	None	None	None	None	None	None	None	Over $100,000	$10,001- $50,000	$10,001- $50,000	None	None
-AB Small Cap Value Portfolio	None	None	None	None	None	None	None	None	None	$1- $10,000	None	None
-AB Sustainable US Thematic Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
ACOF	None	$10,001- $50,000	None	None	None	None	$10,001- $50,000	None	None	None	None	None
ACS
-AB Corporate Income Shares	None	None	None	None	None	None	None	None	None	None	None	None
-AB Impact Municipal Income Shares	None	None	None	None	None	None	None	None	None	None	None	None
-AB Municipal Income Shares	None	None	None	None	None	None	None	None	None	None	Over $100,000	None
-AB Taxable Multi-Sector Income Shares	None	None	None	None	None	None	None	None	None	None	None	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees									Interested Director and Interested Director Nominees
	Jorge A. Bermudez	Michael J. Downey*	R. Jay Gerken	Jeffrey R. Holland	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.*	Alexander Chaloff	Onur Erzan**	Emilie D. Wrapp
ADGF	None	$1- $10,000	None	None	$50,001- $100,000	None	None	Over $100,000	$50,001- $100,000	$10,001- $50,000	None	None
AEIF	None	$10,001- $50,000	None	None	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	None	None	None	$10,001- $50,000
AFIS
-AB Government Money Market Portfolio	None	None	None	None	None	None	None	$10,001- $50,000	$50,001- $100,000	None	None	$10,001- $50,000
AGBF	None	None	None	None	None	None	None	None	None	None	None	None
AGREIF	None	None	None	None	None	$10,001- $50,000	None	None	None	None	None	None
AGRAF	$50,001- $100,000	None	None	None	None	None	$10,001- $50,000	None	None	None	None	None
AHIF	None	Over $100,000	None	None	None	$10,001- $50,000	None	None	None	None	None	None
AInstF
-AB Global Real Estate Investment Fund II	None	None	None	None	None	None	None	None	None	None	None	None
ALCGF	$10,001- $50,000	None	None	None	None	None	None	Over $100,000	None	None	None	$10,001- $50,000
AMMAF	None	None	Over $100,000	Over $100,000	None	None	None	None	None	None	None	None
AMIF
-AB California Portfolio	None	None	None	None	None	None	None	None	$10,001- $50,000	None	None	None
-AB High Income Municipal Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB National Portfolio	None	None	None	None	$50,001- $100,000	None	None	None	None	None	None	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees									Interested Director and Interested Director Nominees
	Jorge A. Bermudez	Michael J. Downey*	R. Jay Gerken	Jeffrey R. Holland	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.*	Alexander Chaloff	Onur Erzan**	Emilie D. Wrapp
-AB New York Portfolio	None	None	None	None	None	$50,001- $100,000	None	None	None	None	None	None
AMIF II
-Each Fund	None	None	None	None	None	None	None	None	None	None	None	None
ARVF	None	None	None	None	$50,001- $100,000	None	None	None	$50,001- $100,000	None	None	None
ASGTF	None	$10,001- $50,000	None	None	None	None	$50,001- $100,000	None	$50,001- $100,000	None	None	None
ASITF	None	None	None	$10,001- $50,000	None	None	None	None	None	None	None	None
ABT
-AB Discovery Value Fund	None	$10,001- $50,000	None	None	None	None	None	None	$10,001- $50,000	$10,001- $50,000	None	None
-AB International Value Fund	None	$10,001- $50,000	None	None	None	None	None	None	None	None	None	None
-AB Value Fund	None	None	None	None	None	None	None	None	$10,001- $50,000	None	None	None
AVP
-AB Balanced Hedged Allocation Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Dynamic Asset Allocation Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Sustainable Global Thematic Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Relative Value Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB International Value Portfolio	None	None	None	None	None	None	None	None	None	None	None	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees									Interested Director and Interested Director Nominees
	Jorge A. Bermudez	Michael J. Downey*	R. Jay Gerken	Jeffrey R. Holland	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.*	Alexander Chaloff	Onur Erzan**	Emilie D. Wrapp
-AB Large Cap Growth Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Small Cap Growth Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Discovery Value Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
-AB Global Risk Allocation–Moderate Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
TAP
-AB All Market Total Return Portfolio	None	None	None	None	$10,001- $50,000	None	$10,001- $50,000	None	None	None	None	None
-AB Growth Fund	None	None	None	None	None	None	None	None	None	None	None	None
-AB Sustainable Thematic Balanced Portfolio	$50,001- $100,000	None	None	None	None	None	None	None	None	None	None	None
-AB Tax-Managed Wealth Appreciation Strategy	None	None	None	None	None	None	None	None	None	$1-$10,000	None	None
-AB Wealth Appreciation Strategy	None	None	None	None	None	None	$50,001- $100,000	None	None	None	None	None
SCB II
-Bernstein Intermediate Duration Institutional Portfolio	None	None	None	None	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in the Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Michael J. Downey, Nancy P. Jacklin and Marshall C. Turner, Jr. are expected to retire from the Boards effective December 31, 2024.
**	Onur Erzan is expected to resign from the Boards effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds.

SCB Funds and AMMAF
Portfolio	Independent Directors and Independent Director Nominees									Interested Director Nominees
	Jorge A. Bermudez	R. Jay Gerken	Jeffrey R. Holland	William Kristol*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Debra Perry*	Donald K. Peterson*	Alexander Chaloff	Emilie D. Wrapp
Bernstein
-International Strategic Equities Portfolio	None	Over $100,000	$50,001- $100,000	None	None	None	None	None	None	None	None
-International Small Cap Portfolio	None	None	$10,001- $50,000	None	None	None	None	None	None	None	None
-Small Cap Core Portfolio	None	None	None	None	None	None	None	None	None	$10,001- $50,000	None
SCB
-California Municipal Portfolio	None	None	None	None	None	None	None	None	None	None	None
-Diversified Municipal Portfolio	None	None	None	Over $100,000	None	None	None	None	None	None	None
-Emerging Markets Portfolio	None	Over $100,000	$10,001- $50,000	None	None	None	None	None	Over $100,000	None	None
-Intermediate Duration Portfolio	None	None	None	None	None	None	None	None	None	None	None
-New York Municipal Portfolio	None	None	None	None	None	None	None	None	None	None	None
-Overlay A Portfolio	None	None	None	None	None	None	None	None	None	None	None
-Overlay B Portfolio	None	None	None	None	None	None	None	None	None	None	None
-Tax-Aware Overlay A Portfolio	None	None	None	None	None	None	None	None	None	None	None
-Tax-Aware Overlay B Portfolio	None	None	None	None	None	None	None	None	None	None	None
	None	None	None	None	None	None	None	None	None	None	None
AMMAF	None	Over $100,000	Over $100,000	None	None	None	None	Over $100,000	None	None	None
Aggregate Dollar Range of Equity Securities in the Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001- $50,000	Over $100,000

*	William Kristol, Debra Perry and Donald K. Peterson are expected to retire from the Boards effective December 31, 2024.

Compensation From the Funds

The aggregate compensation paid to the Directors and Advisory Board member for a Fund during each Fund’s respective fiscal year or period ended in either 2023 or 2024, the aggregate compensation paid to the Directors and Advisory Board member during calendar year 2023 by all of the investment companies in the AB Fund Complex, and the total number of investment companies in the AB Fund Complex as to which the Directors and Advisory Board member are a director, trustee or Advisory Board member and the number of investment portfolios as to which the Directors and Advisory Board member are directors, trustees or Advisory Board member, are set forth below. During each Fund’s respective fiscal year or period ended in either 2023 or 2024, neither the Funds nor any other investment company in the AB Fund Complex paid compensation in the form of pension or retirement benefits to any of its Directors or paid compensation to officers of the Funds.

AB Funds
Portfolio	Independent Directors							Interested Director and Advisory Board Member
	Jorge A. Bermudez	Michael J. Downey*	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner*	Onur Erzan	Emilie D. Wrapp^
AB ETF
-AB Conservative Buffer ETF**	$2,045	$2,045	$2,352	$2,045	$2,454	$2,965	$2,045	$0	$0
-AB Core Plus Bond ETF**	$2,074	$2,074	$2,386	$2,074	$2,489	$3,008	$2,074	$0	$0
-AB Corporate Bond ETF**	$2,074	$2,074	$2,386	$2,074	$2,489	$3,008	$2,074	$0	$0
-AB Disruptors ETF**	$2,313	$2,313	$2,365	$2,608	$2,776	$3,354	$2,313	$0	$0
-AB High Yield ETF	$2,267	$2,267	$2,183	$2,691	$2,720	$3,287	$2,278	$0	$0
-AB Tax-Aware Intermediate Municipal ETF**	$2,074	$2,074	$2,386	$2,074	$2,489	$3,008	$2,074	$0	$0
-AB Tax-Aware Long Municipal ETF**	$2,074	$2,074	$2,386	$2,074	$2,489	$3,008	$2,074	$0	$0
-AB Tax-Aware Short Duration Municipal ETF	$2,429	$2,429	$2,639	$2,584	$2,798	$3,523	$2,429	$0	$0
-AB Ultra Short Income ETF	$2,780	$2,780	$3,011	$2,967	$3,209	$4,031	$2,780	$0	$0
-AB US High Dividend ETF**	$2,167	$2,167	$2,223	$2,436	$2,600	$3,142	$2,167	$0	$0
-AB US Large Cap Strategic Equities ETF**	$2,183	$2,183	$1,965	$2,729	$2,260	$3,165	$2,183	$0	$0
-AB US Low Volatility Equity ETF**	$2,173	$2,173	$2,229	$2,444	$2,608	$3,151	$2,173	$0	$0

AB Funds
Portfolio	Independent Directors							Interested Director and Advisory Board Member
	Jorge A. Bermudez	Michael J. Downey*	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner*	Onur Erzan	Emilie D. Wrapp^
ABF
-AB All Market Real Return Portfolio	$3,806	$3,806	$4,377	$3,806	$4,165	$5,266	$4,262	$0	$0
-AB Bond Inflation Strategy	$3,698	$3,698	$4,253	$3,698	$4,040	$5,106	$4,160	$0	$0
-AB Income Fund	$6,524	$6,524	$7,502	$6,524	$7,146	$9,027	$7,303	$0	$0
-AB Municipal Bond Inflation Strategy	$5,465	$5,465	$6,285	$5,465	$5,967	$7,540	$6,156	$0	$0
-AB Short Duration High Yield Portfolio	$2,850	$2,850	$3,278	$2,850	$3,140	$3,959	$3,163	$0	$0
-AB Short Duration Income Portfolio	$2,316	$2,316	$2,664	$2,316	$2,547	$3,213	$2,578	$0	$0
-AB Sustainable Thematic Credit Portfolio	$2,515	$2,515	$2,892	$2,515	$2,765	$3,489	$2,798	$0	$0
-AB Tax-Aware Fixed Income Opportunities Portfolio	$2,840	$2,840	$3,266	$2,840	$3,127	$3,946	$3,150	$0	$0
-AB Total Return Bond Portfolio	$2,506	$2,506	$2,881	$2,506	$2,752	$3,473	$2,794	$0	$0
ACF
-AB All China Equity Portfolio	$2,357	$2,357	$2,568	$2,501	$2,708	$3,418	$2,357	$0	$0
-AB Concentrated Growth Fund	$4,143	$4,143	$4,764	$4,143	$4,341	$5,481	$5,090	$0	$0
-AB Concentrated International Growth Portfolio	$2,869	$2,869	$3,300	$2,869	$3,012	$3,801	$3,515	$0	$0
-AB Emerging Markets Multi-Asset Portfolio	$2,453	$2,453	$2,821	$2,453	$2,453	$3,095	$3,285	$0	$0
-AB Global Core Equity Portfolio	$6,214	$6,214	$7,146	$6,214	$6,524	$8,239	$7,602	$0	$0
-AB International Low Volatility Equity Portfolio	$3,267	$3,267	$3,757	$3,267	$3,430	$4,332	$4,332	$0	$0
-AB Mid Cap Value Portfolio**	$1,732	$1,732	$1,884	$1,840	$1,992	$2,511	$1,732	$0	$0
-AB Select US Equity Portfolio	$2,570	$2,570	$2,955	$2,570	$2,695	$3,400	$3,155	$0	$0
-AB Select US Long/Short Portfolio	$4,894	$4,894	$5,629	$4,894	$5,119	$6,452	$6,056	$0	$0
-AB Small Cap Growth Portfolio	$9,041	$9,041	$10,397	$9,041	$9,454	$11,934	$11,156	$0	$0
-AB Small Cap Value Portfolio	$3,164	$3,164	$3,451	$3,352	$3,629	$4,588	$3,164	$0	$0
-AB Sustainable US Thematic Portfolio	$2,406	$2,406	$2,767	$2,406	$2,525	$3,185	$2,954	$0	$0
ACOF	$2,438	$2,438	$2,654	$2,588	$2,802	$3,535	$2,438	$0	$0

AB Funds
Portfolio	Independent Directors							Interested Director and Advisory Board Member
	Jorge A. Bermudez	Michael J. Downey*	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner*	Onur Erzan	Emilie D. Wrapp^
ACS
-AB Corporate Income Shares	$2,663	$2,637	$2,978	$2,522	$2,617	$3,314	$3,707	$0	$0
-AB Impact Municipal Income Shares	$3,250	$3,224	$3,653	$3,109	$3,204	$4,059	$4,486	$0	$0
-AB Municipal Income Shares	$15,785	$15,759	$18,069	$15,644	$15,739	$19,979	$21,081	$0	$0
-AB Taxable Multi-Sector Income Shares	$2,909	$2,883	$3,261	$2,768	$2,863	$3,631	$4,025	$0	$0
ADGF	$6,867	$6,867	$7,896	$6,867	$7,194	$9,081	$8,443	$0	$0
AEIF	$2,939	$2,939	$3,201	$3,118	$3,376	$4,262	$2,939	$0	$0
AFIS
-AB Government Money Market Portfolio	$24,701	$24,701	$28,406	$24,701	$24,701	$31,208	$32,995	$0	$0
AGBF	$11,151	$11,151	$12,823	$11,151	$12,231	$15,436	$12,469	$0	$0
AGREIF	$2,275	$2,275	$2,477	$2,414	$2,614	$3,299	$2,275	$0	$0
AGRAF	$2,476	$2,476	$2,697	$2,628	$2,844	$3,591	$2,476	$0	$0
AHIF	$7,253	$7,253	$8,341	$7,253	$7,945	$10,037	$8,116	$0	$0
AInstF
-AB Global Real Estate Investment Fund II	$2,489	$2,489	$2,863	$2,489	$2,735	$3,452	$2,772	$0	$0
ALCGF	$31,174	$31,174	$35,850	$31,174	$32,810	$41,421	$37,981	$0	$0
AMIF
-Each Fund	$19,932	$20,033	$22,605	$19,367	$20,529	$26,341	$25,122	$0	$0
AMIF II
-AB Arizona Portfolio	$2,375	$2,375	$2,731	$2,375	$2,491	$3,143	$2,917	$0	$0
-AB Massachusetts Portfolio	$2,556	$2,556	$2,939	$2,556	$2,681	$3,383	$3,136	$0	$0
-AB Minnesota Portfolio	$2,274	$2,274	$2,615	$2,274	$2,385	$3,009	$2,792	$0	$0
-AB New Jersey Portfolio	$2,309	$2,309	$2,655	$2,309	$2,422	$3,056	$2,833	$0	$0
-AB Ohio Portfolio	$2,301	$2,301	$2,646	$2,301	$2,413	$3,045	$2,825	$0	$0
-AB Pennsylvania Portfolio	$2,296	$2,296	$2,641	$2,296	$2,409	$3,040	$2,819	$0	$0
-AB Virginia Portfolio	$2,549	$2,549	$2,932	$2,549	$2,676	$3,374	$3,130	$0	$0
ARVF	$5,313	$5,313	$6,110	$5,313	$5,820	$7,354	$5,944	$0	$0

AB Funds
Portfolio	Independent Directors							Interested Director and Advisory Board Member
	Jorge A. Bermudez	Michael J. Downey*	Nancy P. Jacklin*	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Marshall C. Turner*	Onur Erzan	Emilie D. Wrapp^
ASGTF	$5,358	$5,358	$6,161	$5,358	$5,615	$7,090	$6,579	$0	$0
ASITF	$3,467	$3,467	$3,987	$3,467	$3,638	$4,594	$4,246	$0	$0
ABT
-AB Discovery Value Fund	$6,414	$6,414	$7,010	$6,781	$7,343	$9,300	$6,414	$0	$0
-AB International Value Fund	$2,352	$2,352	$2,561	$2,497	$2,703	$3,411	$2,352	$0	$0
-AB Value Fund	$2,795	$2,795	$3,044	$2,965	$3,210	$4,053	$2,795	$0	$0
AVP
-AB Balanced Hedged Allocation Portfolio	$2,451	$2,451	$2,669	$2,600	$2,815	$3,553	$2,451	$0	$0
-AB Dynamic Asset Allocation Portfolio	$2,559	$2,559	$2,785	$2,716	$2,940	$3,710	$2,559	$0	$0
-AB Sustainable Global Thematic Portfolio	$2,420	$2,420	$2,634	$2,568	$2,780	$3,509	$2,420	$0	$0
-AB Relative Value Portfolio	$3,502	$3,502	$3,816	$3,714	$4,019	$5,079	$3,502	$0	$0
-AB International Value Portfolio	$2,622	$2,622	$2,855	$2,782	$3,013	$3,802	$2,622	$0	$0
-AB Large Cap Growth Portfolio	$3,254	$3,254	$3,540	$3,456	$3,741	$4,718	$3,254	$0	$0
-AB Small Cap Growth Portfolio	$2,255	$2,255	$2,455	$2,394	$2,592	$3,270	$2,255	$0	$0
-AB Discovery Value Portfolio	$3,243	$3,243	$3,536	$3,436	$3,720	$4,702	$3,243	$0	$0
-AB Global Risk Allocation–Moderate Portfolio	$3,439	$3,439	$3,749	$3,646	$3,948	$4,987	$3,439	$0	$0
TAP
-AB All Market Total Return Portfolio	$2,971	$2,971	$3,417	$2,971	$3,261	$4,117	$3,315	$0	$0
-AB Growth Fund	$4,110	$4,110	$4,727	$4,110	$4,310	$5,437	$5,052	$0	$0
-AB Sustainable Thematic Balanced Portfolio	$2,362	$2,362	$2,716	$2,362	$2,595	$3,275	$2,631	$0	$0
-AB Tax-Managed Wealth Appreciation Strategy	$3,358	$3,358	$3,862	$3,358	$3,689	$4,657	$3,739	$0	$0
-AB Wealth Appreciation Strategy	$4,006	$4,006	$4,607	$4,006	$4,400	$5,556	$4,462	$0	$0
SCB II
-Bernstein Intermediate Duration Institutional Portfolio	$3,323	$3,323	$3,822	$3,323	$3,647	$4,604	$3,710	$0	$0
Compensation from the AB Fund Complex, including the Funds, during 2023***	$330,000	$330,000	$358,875	$350,625	$379,500	$478,500	$330,000	$0	$0

*	Michael J. Downey, Nancy P. Jacklin and Marshall C. Turner, Jr. are expected to retire from the Boards effective December 31, 2024.
**	Amounts provided are estimated for the Fund’s current fiscal year as the Fund was not in operation for its entire previous fiscal year.
***

Represents compensation from 28 investment companies (94 investment portfolios) within the AB Fund Complex, including the Funds, as to which the Director is a Director or Trustee. This amount also includes compensation received from certain investment companies advised by the Adviser that are not included in this Proxy Statement due to their respective liquidations occurring prior to the Record Date.

^

As Ms. Wrapp was appointed an Advisory Board member of the AB Funds effective January 1, 2024, she did not receive compensation during the last fiscal year. Since January 1, 2024, she receives the same compensation as an Independent Director.

SCB Funds
Portfolio	Independent Directors
	R. Jay Gerken	Jeffrey R. Holland	William Kristol*	Debra Perry*	Donald K. Peterson*
Bernstein
-International Strategic Equities Portfolio	$71,593	$63,409	$65,556	$75,872	$61,682
-International Small Cap Portfolio	$10,852	$9,615	$9,944	$11,517	$9,357
-Small Cap Core Portfolio	$6,700	$5,936	$6,138	$7,103	$5,776
SCB
-California Municipal Portfolio	$10,554	$9,365	$9,697	$11,262	$9,126
-Diversified Municipal Portfolio	$51,507	$45,698	$47,305	$54,907	$44,524
-Emerging Markets Portfolio	$10,867	$9,627	$9,953	$11,517	$9,365
-Intermediate Duration Portfolio	$31,415	$27,828	$28,765	$33,272	$27,069
-New York Municipal Portfolio	$13,795	$12,236	$12,663	$14,689	$11,918
-Overlay A Portfolio	$10,929	$9,740	$10,129	$11,888	$9,538
-Overlay B Portfolio	$7,320	$6,522	$6,779	$7,949	$6,383
-Tax-Aware Overlay A Portfolio	$21,640	$19,302	$20,084	$23,600	$18,914
-Tax-Aware Overlay B Portfolio	$9,659	$8,620	$8,973	$10,552	$8,451
Compensation from the AB Fund Complex, including the Funds, during 2023**	$285,000	$247,500	$250,000	$272,500	$235,000

*	William Kristol, Debra Perry and Donald K. Peterson are expected to retire from the Boards effective December 31, 2024.
**

Represents compensation from two investment companies (12 investment portfolios) within the AB Fund Complex, including the Funds, as to which the Director is a Director. This amount also includes compensation received from certain investment companies advised by the Adviser that are not included in this Proxy Statement due to their respective liquidations occurring prior to the Record Date.

AMMAF
Portfolio	Independent Directors
	R. Jay Gerken	Jeffrey R. Holland	William Kristol*	Debra Perry*	Donald K. Peterson*
AMMAF	$9,215	$8,348	$8,868	$10,948	$8,348

*	William Kristol, Debra Perry and Donald K. Peterson are expected to retire from the Boards effective December 31, 2024.

Section 16(a) Beneficial Ownership Reporting Compliance

AMMAF is not aware of an untimely filing of a statement of initial beneficial ownership interest by any person subject to Section 16 under the Securities Exchange Act of 1934 during the Fund’s fiscal year ended March 31, 2024.

APPENDIX D – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Certain information regarding the independent registered public accounting firm for the Funds whose stockholders are to vote on the Proposal regarding the election of Fund Directors is provided below.

Independent Auditors for the Funds

The Board of each AB Fund has selected Ernst & Young LLP (“E&Y”) to serve as the Fund’s independent registered public accounting firm, while the Board of each SCB Fund and the Board of AMMAF has each selected PricewaterhouseCoopers LLP (“PWC”) (PWC and E&Y, each an “Auditor”) to serve in that capacity for the respective Funds. Each Auditor has audited the accounts of the respective Funds for the Fund’s last two fiscal years, and each Auditor has represented that it does not have any direct financial interest or any material indirect financial interest in the respective Funds. Representatives of the Auditors are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Report of the Audit Committee of AMMAF

The Audit Committee of AB Multi-Manager Alternative Fund (“AMMAF”) will discuss with PWC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and will receive the written disclosures and the letter from PricewaterhouseCoopers LLP (“PWC”) required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and will discuss with PWC their independence.

The Audit Committee reviews and discusses the audit of AMMAF’s financial statements with fund management and PWC. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the AMMAF’s Annual Report to Stockholders as filed with the Securities and Exchange Commission, the Audit Committee would be notified by fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for AMMAF. The Audit Committee will review and discuss the audit of AMMAF’s financial statements with fund management and PWC at a meeting scheduled for July 24, 2024, and expects to recommend to the AMMAF Board that AMMAF’s audited financial statements for the fiscal year ended March 31, 2024 be included in its Annual Report to Stockholders.

R. Jay Gerken, Member of the Audit Committee

Jeffrey R. Holland, Chair of the Audit Committee

William Kristol, Member of the Audit Committee

Debra Perry, Member of the Audit Committee

Donald K. Peterson, Member of the Audit Committee

Independent Auditor’s Fees

The following table sets forth the aggregate fees billed by each Fund’s independent registered public accounting firm identified above, for each Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation. The following table also shows aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund.

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AB ETFs*
AB Conservative Buffer ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB Core Plus Bond ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB Corporate Bond ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB Disruptors ETF	23,000	N/A	—	N/A	13,286	N/A	2,124,749	N/A	13,286 — (13,286)	N/A
AB High Yield ETF	129,450	117,549	—	—	25,836	23,009	2,133,574	1,944,458	25,836 — (25,836)	23,009 — (23,009)
AB Tax-Aware Intermediate Municipal ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB Tax-Aware Long Municipal ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AB Tax-Aware Short Duration Municipal ETF	23,000	23,000	—	—	13,025	12,000	2,124,488	1,944,458	13,025 — (13,025)	12,000 — (12,000)
AB Ultra Short Income ETF	23,000	23,000	—	—	14,150	12,000	2,125,613	1,944,458	14,150 — (14,150)	12,000 — (12,000)
AB US High Dividend ETF	23,000	N/A	—	N/A	13,000	N/A	2,124,463	N/A	13,000 — (13,000)	N/A
AB US Large Cap Strategic Equities ETF	23,000	N/A	—	N/A	11,700	N/A	2,123,163	N/A	11,700 — (11,700)	N/A
AB US Low Volatility Equity ETF	23,000	N/A	—	N/A	13,000	N/A	2,124,463	N/A	13,000 — (13,000)	N/A

ABF
AB All Market Real Return Portfolio	92,184	92,184	—	—	98,011	43,438	1,859,041	1,975,896	98,011 — (98,011)	43,438 — (43,438)
AB Bond Inflation Strategy	100,902	100,902	—	—	17,428	19,649	1,778,458	1,952,107	17,428 — (17,428)	19,649 — (19,649)
AB Income Fund	127,218	127,218	—	—	34,681	28,500	1,795,711	1,960,958	34,681 — (34,681)	28,500 — (28,500)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AB Municipal Bond Inflation Strategy	73,009	73,009	—	—	19,400	16,920	1,780,430	1,949,378	19,400 — (19,400)	16,920 — (16,920)
AB Short Duration High Yield Portfolio	117,058	117,058	—	—	21,418	23,787	1,702,448	1,956,245	21,418 — (21,418)	23,787 — (23,787)
AB Short Duration Income Portfolio	43,345	43,345	—	—	17,632	18,858	1,778,662	1,951,316	17,632 — (17,632)	18,858 — (18,858)
AB Sustainable Thematic Credit Portfolio	47,250	47,250	—	—	16,687	15,998	1,777,717	1,948,456	16,687 — (16,687)	15,998 — (15,998)
AB Tax-Aware Fixed Income Opportunities Portfolio	37,863	37,863	—	—	23,823	21,391	1,784,853	1,953,849	23,823 — (23,823)	21,391 — (21,391)
AB Total Return Bond Portfolio	89,151	89,151	—	—	19,428	18,082	1,780,458	1,950,540	19,428 — (19,428)	18,082 — (18,082)

ACF
AB All China Equity Portfolio	35,674	35,674	—	—	21,678	31,398	2,133,141	1,963,856	21,678 — (21,678)	31,398 — (31,398)
AB Concentrated Growth Fund	22,273	22,273	—	—	17,556	18,866	1,560,525	1,951,460	17,556 — (17,556)	18,866 — (18,866)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AB Concentrated International Growth Portfolio	27,022	27,022	—	—	38,707	19,661	1,581,676	1,952,255	38,707 — (38,707)	19,661 — (19,661)
AB Emerging Markets Multi-Asset Portfolio	60,657	57,769	—	—	25,331	34,517	2,010,014	1,163,742	25,331 — (25,331)	34,517 — (34,517)
AB Global Core Equity Portfolio	44,022	44,022	—	—	27,423	21,259	1,570,392	1,953,853	27,423 — (27,423)	21,259 — (21,259)
AB International Low Volatility Equity Portfolio	47,201	47,201	—	—	19,527	21,806	1,562,496	1,954,400	19,527 — (19,527)	21,806 — (21,806)
AB Mid Cap Value Portfolio**	—	—	—	—	—	—	—	—	—	—
AB Select US Equity Portfolio	36,240	36,240	—	—	19,069	18,748	1,562,038	1,951,342	19,069 — (19,069)	18,748 — (18,748)
AB Select US Long/Short Portfolio	40,200	40,200	—	—	20,327	19,571	1,563,296	1,952,165	20,327 — (20,327)	19, 571 — (19,571)
AB Small Cap Growth Portfolio	33,994	33,994	—	—	16,275	19,416	1,558,244	1,953,010	16,275 — (16,275)	19,416 — (19,416)
AB Small Cap Value Portfolio	32,974	32,974	—	—	21,106	31,301	2,090,357	1,963,759	(21,106 — 21,106)	31,301 — (31,301)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AB Sustainable US Thematic Portfolio	31,605	31,605	—	—	19,601	19,195	1,562,570	1,951,789	19,601 — (19,601)	19,195 — (19,195)
ACOF	36,034	36,034	—	—	19,972	29,893	2,131,435	1,962,351	19,972 — (19,972)	29,893 — (29,893)

ACS
AB Corporate Income Shares	34,164	32,537	—	—	17,269	14,914	1,522,426	1,957,639	17,269 — (17,269)	14,914 — (14,914)
AB Impact Municipal Income Shares	31,218	29,731	—	—	18,840	16,171	1,523,997	1,958,896	18,840 — (18,840)	16,171 — (16,171)
AB Municipal Income Shares	47,621	45,353	—	—	19,090	16,171	1,524,247	1,958,896	19,090 — (19,090)	16,171 — (16,171)
AB Taxable Multi-Sector Income Shares	37,843	36,041	—	—	18,714	16,127	1,523,871	1,958,852	18,714 — (18,714)	16,127 — (16,127)
ADGF	34,504	34,504	—	—	17,260	20,117	1,559,229	1,953,711	17,260 — (17,260)	20,117 — (20,117)
AEIF	40,453	40,453	—	—	22,756	31,642	2,134,219	1,964,100	22,756 — (22,756)	31,642 — (31,642)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023		2022

AFIS
AB Government Money Market Portfolio	30,255	28,814	—	—	21,226	18,099	1,526,383	1,960,824	21,226 — (21,226)		18,099 — (18,099)
AGBF	107,956	107,956	—	—	22,432	24,515	1,703,463	1,956,972	22,432 — (22,432)		24,515 — (24,515)
AGREIF	49,972	49,972	—	—	30,413	46,893	2,141,876	1,979,351	30,413 — (30,413)		46,893 — (46,893)
AGRAF	88,612	88,612	—	—	41,542	56,717	2,153,005	1,989,174	41,542 — (41,542)		56,717 — (56,717)
AHIF	169,203	169,203	—	—	37,079	31,574	1,798,109	1,964,032	37,079 — (37,079)		31,574 — (31,574)

AInstF
AB Global Real Estate Investment Fund II	50,991	50,991	—	—	29,993	31,559	1,791,023	1,964,017	29,993 — (29,993)		31,559 — (31,559)
ALCGF	33,994	33,994	4,000	—	16,229	34,796	1,562,198	1,968,390	20,229 (4,000 (16,229	) )	34,796 — (34,796)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AMMAF	70,600	74,160	—	—	47,767	54,590	3,972,171	2,869,918	47,767 — (47,767)	54,590 — (54,590)

AMIF
AB California Portfolio	39,152	37,288	—	—	18,583	18,138	1,965,135	1,631,144	18,583 — (18,583)	18,138 — (18,138)
AB High Income Municipal Portfolio	48,760	46,438	—	—	19,083	18,138	1,965,635	1,631,144	19,083 — (19,083)	18,138 — (18,138)
AB National Portfolio	40,597	38,664	—	—	18,583	17,938	1,965,135	1,630,944	18,583 — (18,583)	17,938 — (17,938)
AB New York Portfolio	40,597	38,664	—	—	18,583	17,939	1,965,135	1,630,945	18,583 — (18,583)	17,939 — (17,939)

AMIF II
AB Arizona Portfolio	30,340	28,895	—	2,500	17,577	18,761	1,964,129	1,634,268	17,577 — (17,577)	21,261 (2,500 (18,761	) )
AB Massachusetts Portfolio	32,320	30,781	—	—	18,445	17,893	1,964,997	1,630,900	18,445 — (18,445)	17,893 — (17,893)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AB Minnesota Portfolio	32,320	30,781	—	—	18,445	17,893	1,964,997	1,630,900	18,445 — (18,445)	17,893 — (17,893)
AB New Jersey Portfolio	32,320	30,781	—	—	18,445	18,093	1,964,997	1,631,100	18,445 — (18,445)	18,093 — (18,093)
AB Ohio Portfolio	32,320	30,781	—	—	18,445	17,893	1,964,997	1,630,900	18,445 — (18,445)	17,893 — (17,893)
AB Pennsylvania Portfolio	30,340	28,895	—	—	18,445	18,093	1,964,997	1,631,100	18,445 — (18,445)	18,093 — (18,093)
AB Virginia Portfolio	32,320	30,781	—	—	18,445	17,893	1,964,997	1,630,900	18,445 — (18,445)	17,893 — (17,893)
ARVF	36,034	36,034	—	—	19,595	20,078	1,780,625	1,952,536	19,595 — (19,595)	20,078 — (20,078)
ASGTF	46,715	46,715	—	5,410	53,244	20,466	1,595,213	1,959,470	53,244 — (53,244)	25,876 (5,410 (20,466	) )
ASITF	46,715	46,715	—	5,755	20,630	21,167	1,563,599	1,959,516	20,630 — (20,630)	26,922 (5,755 (21,167	) )

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

ABT
AB Discovery Value Fund	40,453	40,453	—	—	21,088	34,343	2,132,551	1,966,801	21,088 — (21,088)	34,343 — (34,343)
AB International Value Fund	45,552	45,552	—	—	44,851	97,157	2,156,314	2,029,615	44,851 — (44,851)	97,157 — (97,157)
AB Value Fund	35,524	35,524	—	—	19,935	30,203	2,131,398	1,962,661	19,935 — (19,935)	30,203 — (30,203)

AVP
AB Balanced Hedged Allocation Portfolio	60,807	75,807	—	—	29,670	13,457	1,917,111	1,998,140	29,670 — (29,670)	13,457 — (13,457)
AB Dynamic Asset Allocation Portfolio	89,404	89,404	—	—	59,547	16,219	1,946,988	2,000,902	59,547 — (59,547)	16,219 — (16,219)
AB Sustainable Global Thematic Portfolio	44,022	44,022	—	—	19,327	1,816	1,906,768	1,986,499	19,327 — (19,327)	1,816 — (1,816)
AB Relative Value Portfolio	32,974	32,974	—	—	19,617	2,648	1,907,058	1,987,331	19,617 — (19,617)	2,648 — (2,648)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
AB International Value Portfolio	44,022	44,022	—	—	46,938	20,557	1,934,379	2,005,240	46,938 — (46,938)	20,557 — (20,557)
AB Large Cap Growth Portfolio	32,974	32,974	—	—	17,220	1,831	1,904,661	1,986,514	17,220 — (17,220)	1,831 — (1,831)
AB Small Cap Growth Portfolio	32,974	32,974	—	—	18,663	2,696	1,906,104	1,987,379	18,663 — (18,663)	2,696 — (2,696)
AB Discovery Value Portfolio	37,394	37,394	—	—	19,663	6,897	1,907,104	1,991,580	19,663 — (19,663)	6,897 — (6,897)
AB Global Risk Allocation–Moderate Portfolio	58,830	58,830	—	—	34,712	14,577	1,922,153	1,999,260	34,712 — (34,712)	14,577 — (14,577)

TAP

AB All Market Total Return Portfolio	106,481	106,481	—	—	43,281	27,413	1,738,461	2,125,299	43,281 — (43,281)	27,413 — (27,413)
AB Growth Fund	33,994	33,994	—	—	16,688	16,150	1,558,657	1,949,744	16,688 — (16,688)	16,150 — (16,150)
AB Sustainable Thematic Balanced Portfolio	47,641	47,641	—	—	21,582	25,239	1,716,762	2,127,473	21,582 — (21,582)	25,239 — (25,239)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023		2022
AB Tax-Managed Wealth Appreciation Strategy	44,723	44,723	—	—	23,040	23,144	1,718,220	2,129,568	23,040 — (23,040)		23,144 — (23,144)
AB Wealth Appreciation Strategy	44,723	44,723	—	—	31,202	21,632	1,726,382	2,131,080	31,202 — (31,202)		21,632 — (21,632)

Bernstein
International Strategic Equities Portfolio	26,250	30,000	1,933	1,926	127,459	149,558	5,999,288	6,001,047	129,392 (1,933 (127,459	) )	151,484 (1,926 (149,558	) )
International Small Cap Portfolio	26,250	25,000	1,933	1,926	111,843	67,793	5,983,672	5,919,282	113,776 (1,933 (111,843	) )	69,719 (1,926 (67,793	) )
Small Cap Core Portfolio	22,785	21,700	1,933	1,926	24,794	22,794	5,896,623	5,874,283	26,727 (1,933 (24,794	) )	24,720 (1,926 (22,794	) )

SCB
California Municipal Portfolio	36,790	36,512	1,933	1,926	15,721	11,575	5,887,550	5,863,064	17,654 (1,933 (15,721	) )	13,501 (1,926 (11,575	) )
Diversified Municipal Portfolio	163,199	150,538	1,933	1,926	32,306	47,778	5,904,135	5,899,267	34,239 (1,933 (32,306	) )	49,704 (1,926 (47,778	) )

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2023	2022	2023	2022	2023	2022	2023	2022	2023		2022
Emerging Markets Portfolio	34,065	37,161	1,933	1,926	20,918	16,943	5,892,747	5,868,432	22,851 (1,933 (20,918	) )	18,869 (1,926 (16,943	) )
Intermediate Duration Portfolio	93,659	89,023	1,933	1,926	25,477	32,119	5,897,306	5,883,608	27,410 (1,933 (25,477	) )	34,045 (1,926 (32,119	) )
New York Municipal Portfolio	46,386	45,167	1,933	1,926	16,991	14,331	5,888,820	5,865,820	18,924 (1,933 (16,991	) )	16,257 (1,926 (14,331	) )
Overlay A Portfolio	72,706	69,244	—	—	51,422	51,609	5,921,318	5,901,172	51,422 — (51,422)		51,609 — (51,609)
Overlay B Portfolio	83,205	79,244	—	—	48,908	49,686	5,918,804	5,899,249	48,908 — (48,908)		49,686 — (49,686)
Tax-Aware Overlay A Portfolio	59,488	56,655	—	—	51,422	51,611	5,921,318	5,901,174	51,422 — (51,422)		51,611 — (51,611)
Tax-Aware Overlay B Portfolio	59,488	56,655	—	—	50,180	50,589	5,920,076	5,900,152	50,180 — (50,180)		50,589 — (50,589)

SCB II
Bernstein Intermediate Duration Institutional Portfolio	97,136	97,136	—	—	18,923	18,939	1,699,953	1,951,397	18,923 — (18,923)		18,939 — (18,939)

*	The amounts provided for certain series of AB ETFs are described as “N/A” because these series had not commenced operations as of the fiscal year indicated.

**	Inception date for AB Mid Cap Value Portfolio is April 29, 2024.

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the applicable Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. Each Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees are for services pre-approved by the applicable Fund’s Audit Committee.

Each Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

APPENDIX E – STOCK OWNERSHIP

Table 1

To the knowledge of each Fund, as of May 6, 2024, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund.

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB Conservative Buffer ETF	N/A	Sanford C. Bernstein & Co., LLC	White Plains, NY	14,126,102	96.10%
AB Core Plus Bond ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	291,988	19.47%
	N/A	State Street Bank and Trust Company	North Quincy, MA	560,888	37.39%
	N/A	State Street Bank and Trust Company	North Quincy, MA	598,000	39.87%
AB Corporate Bond ETF	N/A	State Street Bank and Trust Company	North Quincy, MA	685,000	97.86%
AB Disruptors ETF	N/A	Sanford C. Bernstein & Co., LLC	White Plains, NY	3,879,816	93.49%
AB High Yield ETF	N/A	LPL LLC	Fort Mill, SC	1,317,257	37.22%
	N/A	National Financial Services, LLC	Jersey City, NJ	349,640	9.88%
	N/A	State Street Bank and Trust Company	North Quincy, MA	193,196	5.46%
AB Tax-Aware Intermediate Municipal ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	108,825	9.46%
	N/A	State Street Bank and Trust Company	North Quincy, MA	985,000	85.65%
AB Tax-Aware Long Municipal ETF	N/A	J.P. Morgan Securities LLC	Brooklyn, NY	73,396	6.67%
	N/A	State Street Bank and Trust Company	North Quincy, MA	986,000	89.64%
AB Tax-Aware Short Duration Municipal ETF	N/A	LPL LLC	Fort Mill, SC	2,473,459	12.3%
	N/A	National Financial Services, LLC	Jersey City, NJ	1,590,746	7.91%
AB Ultra Short Income ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	1,560,633	8.05%
	N/A	J.P. Morgan Chase Bank, N.A.	Brooklyn, NY	2,339,324	12.07%
	N/A	LPL LLC	Fort Mill, SC	3,014,955	15.56%
	N/A	National Financial Services, LLC	Jersey City, NJ	1,013,434	5.23%
AB US High Dividend ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	73,988	36.99%
	N/A	State Street Bank and Trust Company	North Quincy, MA	100,000	50.00%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB US Large Cap Strategic Equities ETF	N/A	Sanford C. Bernstein & Co., LLC	White Plains, NY	1,386,471	80.38%
	N/A	LPL LLC	Fort Mill, SC	102,390	5.94%
AB US Low Volatility Equity ETF	N/A	Sanford C. Bernstein & Co., LLC	White Plains, NY	321,380	47.26%
	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	106,500	15.66%
AB All Market Real Return Portfolio	A	LPL Financial	San Diego, CA	21,294	5.97%
	A	UBS WM USA	Weehawken, NJ	27,521	7.72%
	A	National Financial Services, LLC	Jersey City, NJ	39,618	11.12%
	A	Pershing, LLC	Jersey City, NJ	30,113	8.45%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	22,734	6.38%
	A	Raymond James	St. Petersburg, FL	18,981	5.33%
	C	Pershing, LLC	Jersey City, NJ	1,165	5.22%
	C	Raymond James	St. Petersburg, FL	20,526	91.94%
	Advisor	LPL Financial	San Diego, CA	710,058	35.97%
	Advisor	Sanford Bernstein & Co., LLC	White Plains, NY	129,246	6.55%
	I	AllianceBernstein L.P.	Nashville, TN	1,143	99.93%
	Z	SCB Overlay A Portfolio	New York, NY	4,549,842	31.19%
	Z	SCB Tax-Aware Overlay A Portfolio	New York, NY	8,380,349	57.44%
	Z	SCB Overlay B Portfolio	New York, NY	1,657,899	11.36%
AB Bond Inflation Strategy	A	LPL Financial	San Diego, CA	343,955	9.05%
	A	National Financial Services, LLC	Jersey City, NJ	403,387	10.61%
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	193,383	5.09%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	1,121,491	29.50%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	34,604	5.48%
	C	LPL Financial	San Diego, CA	109,461	17.33%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	124,344	19.69%
	C	National Financial Services, LLC	Jersey City, NJ	109,232	17.29%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	66,068	10.46%
	C	Pershing, LLC	Jersey City, NJ	57,052	9.03%
	C	Raymond James	St. Petersburg, FL	69,127	10.94%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	1,891,936	9.92%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	4,611,386	24.18%
	Advisor	Raymond James	St. Petersburg, FL	1,787,358	9.37%
	Advisor	LPL Financial	San Diego, CA	1,750,830	9.18%
	Advisor	National Financial Services, LLC	Jersey City, NJ	5,178,967	27.15%
	Advisor	UBS WM USA	Weehawken, NJ	996,464	5.22%
	2	Sanford Bernstein & Co., LLC	White Plains, NY	482,151	13.12%
	2	Sanford Bernstein & Co., LLC	White Plains, NY	600,118	16.33%
	2	Sanford Bernstein & Co., LLC	White Plains, NY	480,279	13.07%
	I	State Street Bank And Trust As Trustee and/or Custodian	Boston, MA	42,058	6.77%
	I	Nationwide Trust Co. FSB	Columbus, OH	163,918	26.37%
	I	National Financial Services, LLC	Jersey City, NJ	53,272	8.57%
	I	Vanguard Fiduciary Trust Co.	Valley Forge, PA	47,804	7.69%
	I	TIAA Trust N.A. Custodian and/or Trustee	Charlotte, NC	108,423	17.44%
	I	Ascensus Trust Company	Fargo, ND	33,509	5.39%
	Z	Matrix Trust Company	Denver, CO	158,405	5.92%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	783,361	29.26%
	Z	DCGT Trustee & Or Custodian	Des Moines, IA	152,673	5.70%
	Z	TIAA Trust N.A. As Custodian/Trustee	Charlotte, NC	631,576	23.59%
AB Income Fund	A	LPL Financial	San Diego, CA	1,623,209	8.14%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,700,070	8.52%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,179,365	5.91%
	A	National Financial Services, LLC	Jersey City, NJ	1,413,978	7.09%
	A	Pershing, LLC	Jersey City, NJ	2,507,862	12.57%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,551,211	17.80%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Charles Schwab & Co., Inc.	San Francisco, CA	1,043,752	5.23%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	1,025,300	5.14%
	A	Raymond James	St. Petersburg, FL	1,148,940	5.76%
	Advisor	LPL Financial	San Diego, CA	42,086,381	11.26%
	Advisor	National Financial Services, LLC	Jersey City, NJ	53,375,068	14.27%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	24,019,509	6.42%
	Advisor	UBS WM USA	Weehawken, NJ	26,538,850	7.10%
	Advisor	Pershing, LLC	Jersey City, NJ	34,938,091	9.34%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	43,796,805	11.71%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	25,960,193	6.94%
	Advisor	Raymond James	St. Petersburg, FL	32,201,400	8.61%
	C	LPL Financial	San Diego, CA	1,282,748	10.15%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	829,758	6.56%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,393,499	11.02%
	C	Pershing, LLC	Jersey City, NJ	1,928,637	15.26%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	3,881,868	30.71%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	768,726	6.08%
	C	Raymond James	St. Petersburg, FL	777,326	6.15%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	187,056	9.20%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	161,950	7.96%
	Z	TIAA Trust N.A. as Custodian/Trustee	Charlotte, NC	1,581,131	77.73%
AB Municipal Bond Inflation Strategy	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,125,950	14.54%
	A	National Financial Services, LLC	Jersey City, NJ	2,017,834	13.80%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	4,848,661	33.16%
	C	LPL Financial	San Diego, CA	174,144	11.12%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	381,156	24.35%
	C	National Financial Services, LLC	Jersey City, NJ	154,796	9.89%
	C	American Enterprise Investment Services, Inc	Minneapolis, MN	110,337	7.05%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	Pershing, LLC	Jersey City, NJ	139,799	8.93%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	299,617	19.14%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	92,809	5.93%
	C	Raymond James	St. Petersburg, FL	119,905	7.66%
	Advisor	LPL Financial	San Diego, CA	6,199,527	11.39%
	Advisor	National Financial Services, LLC	Jersey City, NJ	7,820,527	14.37%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	4,196,118	7.71%
	Advisor	UBS WM USA	Weehawken, NJ	4,980,659	9.15%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	3,934,417	7.23%
	Advisor	Pershing, LLC	Jersey City, NJ	8,683,208	15.95%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	6,694,533	12.30%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	4,973,313	9.14%
	2	Sanford Bernstein & Co., LLC	White Plains, NY	2,379,581	10.14%
	2	Sanford Bernstein & Co., LLC	White Plains, NY	1,224,750	5.22%
AB Short Duration High Yield Portfolio	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	4,458,458	5.62%
	Advisor	UBS WM USA	Weehawken, NJ	4,263,149	5.37%
	Advisor	RBC Capital Markets LLC	Minneapolis, MN	4,415,789	5.56%
	Advisor	Pershing, LLC	Jersey City, NJ	4,900,162	6.17%
	Advisor	National Financial Services, LLC	Jersey City, NJ	6,037,424	7.61%
	Advisor	LPL Financial	San Diego, CA	10,562,627	13.31%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	5,862,312	7.39%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	7,796,252	9.82%
AB Short Duration Income Portfolio	Advisor	AllianceBernstein L.P.	Nashville, TN	2,518,329	22.07%
	Advisor	Pershing, LLC	Jersey City, NJ	610,437	5.35%
	Advisor	Sanford Bernstein & Co., LLC	White Plains, NY	1,682,615	14.75%
	Advisor	Sanford Bernstein & Co., LLC	White Plains, NY	630,439	5.53%
AB Sustainable Thematic Credit Portfolio	A	LPL Financial	San Diego, CA	6,641	86.87%
	A	AllianceBernstein L.P.	Nashville, TN	1,000	13.08%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB Tax-Aware Fixed Income Opportunities Portfolio	A	LPL Financial	San Diego, CA	549,226	12.84%
	A	National Financial Services, LLC	Jersey City, NJ	1,301,162	30.42%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	1,362,625	31.85%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	237,540	5.55%
	A	Raymond James	St. Petersburg, FL	235,686	5.51%
	C	Pershing, LLC	Jersey City, NJ	185,607	21.39%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	318,987	36.75%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	274,815	31.67%
	C	Raymond James	St. Petersburg, FL	45,025	5.19%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	10,472,552	20.53%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	5,534,668	10.85%
	Advisor	Raymond James	St. Petersburg, FL	4,923,958	9.65%
	Advisor	LPL Financial	San Diego, CA	10,562,627	13.31%
	Advisor	National Financial Services, LLC	Jersey City, NJ	6,037,424	7.61%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	4,458,458	5.62%
AB Total Return Bond Portfolio	A	LPL Financial	San Diego, CA	675,362	5.01%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,831,218	13.60%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	810,273	6.02%
	A	National Financial Services, LLC	Jersey City, NJ	749,115	5.56%
	A	Pershing, LLC	Jersey City, NJ	778,722	5.78%
	A	Edward D. Jones & Co., L.P.	Saint Louis, MO	751,131	5.58%
	C	LPL Financial	San Diego, CA	18,717	8.63%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	73,566	33.90%
	C	Pershing, LLC	Jersey City, NJ	50,134	23.10%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	16,393	7.55%
	Advisor	LPL Financial	San Diego, CA	383,956	9.92%
	Advisor	National Financial Services, LLC	Jersey City, NJ	339,886	8.78%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	829,222	21.42%
	Advisor	UBS WM USA	Weehawken, NJ	354,698	9.16%
	Advisor	Pershing, LLC	Jersey City, NJ	542,060	14.00%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Raymond James	St. Petersburg, FL	493,248	12.74%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	23,576	50.25%
	I	Nationwide Trust Company FSB	Columbus, OH	5,332	11.36%
	I	Matrix Trust Company	Denver, CO	4,068	8.67%
	I	Diversified Investment Advisors, Inc.	Harrison, NY	9,076	19.34%
	Z	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	105,316	35.62%
	Z	Edward D. Jones & Co., L.P.	Saint Louis, MO	64,960	21.97%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	48,232	16.31%
	Z	Matrix Trust Company	Folsom, CA	24,734	8.36%
	Z	Ascensus Trust Company	Fargo, ND	21,417	7.24%
AB All China Equity Portfolio	A	Sanford Bernstein & Co., LLC	White Plains, NY	43,026	47.85%
	A	Sanford Bernstein & Co., LLC	White Plains, NY	46,888	52.15%
	Advisor	Sanford Bernstein & Co., LLC	White Plains, NY	483,491	5.46%
AB Concentrated Growth Fund	A	Pershing, LLC	Jersey City, NJ	146,278	12.83%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	384,279	33.70%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	67,697	5.94%
	A	LPL Financial	San Diego, CA	69,824	6.12%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	92,555	8.12%
	A	National Financial Services, LLC	Jersey City, NJ	100,292	8.80%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	59,327	18.64%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	39,608	12.45%
	C	Pershing, LLC	Jersey City, NJ	45,618	14.34%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	102,304	32.15%
	Advisor	LPL Financial	San Diego, CA	1,636,195	8.79%
	Advisor	National Financial Services, LLC	Jersey City, NJ	955,799	5.14%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	2,861,314	15.37%
	Advisor	SEI Private Trust Company	Oaks, PA	2,131,883	11.46%
	I	FIIOC FBO	Covington, KY	25,036	99.22%
	Z	Charles Schwab & Co., Inc.	San Francisco, CA	53,424	21.43%
	Z	Saxon & Co	Cleveland, OH	168,435	67.56%
AB Concentrated International Growth Portfolio	A	LPL Financial	San Diego, CA	33,761	8.80%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	20,334	5.30%
	A	RBC Capital Markets LLC	Minneapolis, MN	123,581	32.21%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	41,391	10.79%
	A	Sanford Bernstein & Co., LLC	White Plains, NY	127,297	33.18%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	21,108	37.90%
	C	Pershing, LLC	Jersey City, NJ	4,973	8.93%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	10,416	18.70%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	5,896	10.59%
AB Emerging Markets Multi-Asset Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	27,039	8.84%
	A	LPL Financial	San Diego, CA	19,632	6.42%
	A	National Financial Services, LLC	Jersey City, NJ	50,375	16.47%
	A	Pershing, LLC	Jersey City, NJ	43,161	14.11%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	20,957	6.85%
	C	Pershing, LLC	Jersey City, NJ	2,024	6.56%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	1,594	5.17%
	C	Raymond James	St. Petersburg, FL	8,186	26.55%
	Z	AllianceBernstein L.P.	Nashville, TN	1,257	99.92%
AB Global Core Equity Portfolio	A	Sanford C. Bernstein & Co., LLC	White Plains, NY	129,198	13.52%
	A	Sanford Bernstein & Co., LLC	White Plains, NY	109,125	11.42%
	A	Empower Trust Company, LLC	Greenwood Village, CO	353,384	36.98%
	C	LPL Financial	San Diego, CA	1,945	8.71%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	RBC Capital Markets LLC	Minneapolis, MN	5,651	25.29%
	C	Pershing, LLC	Jersey City, NJ	5,330	23.86%
	C	Raymond James	St. Petersburg, FL	6,789	30.39%
AB International Low Volatility Equity Portfolio	N/A	N/A	N/A	N/A	N/A
AB Mid Cap Value Portfolio	Z	AllianceBernstein L.P.	Nashville, TN	200,000	100.00%
AB Select US Equity Portfolio	A	LPL Financial	San Diego, CA	194,338	13.74%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	112,185	7.93%
	A	National Financial Services, LLC	Jersey City, NJ	118,300	8.36%
	A	Pershing, LLC	Jersey City, NJ	218,209	15.43%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	149,347	10.56%
	A	Raymond James	St. Petersburg, FL	84,903	6.00%
	A	Minnesota Life Insurance Company	Saint Paul, MN	1,147,540	14.37%
	C	Pershing, LLC	Jersey City, NJ	223,297	71.29%
	C	Raymond James	St. Petersburg, FL	19,396	6.19%
	Advisor	National Financial Services, LLC	Jersey City, NJ	1,603,976	16.18%
	Advisor	Sanford Bernstein & Co., LLC	White Plains, NY	876,274	8.84%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	439,745	100.00%
AB Select US Long/Short Portfolio	A	LPL Financial	San Diego, CA	459,662	5.47%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	767,403	9.13%
	A	Wells Fargo Clearing Services LLC	Saint Louis, MO	1,864,634	22.19%
	A	UBS WM USA	Weehawken, NJ	724,834	8.63%
	A	National Financial Services, LLC	Jersey City, NJ	640,371	7.62%
	A	Pershing, LLC	Jersey City, NJ	607,996	7.24%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	1,917,190	22.82%
	C	LPL Financial	San Diego, CA	106,788	6.06%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	214,665	12.18%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	253,452	14.38%
	C	UBS WM USA	Weehawken, NJ	143,489	8.14%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	National Financial Services, LLC	Jersey City, NJ	100,755	5.72%
	C	Pershing, LLC	Jersey City, NJ	150,015	8.51%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	479,295	27.19%
	C	Raymond James	St. Petersburg, FL	168,565	9.56%
	Advisor	LPL Financial	San Diego, CA	5,995,174	7.06%
	Advisor	National Financial Services, LLC	Jersey City, NJ	9,781,454	11.52%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	7,781,441	9.16%
	Advisor	UBS WM USA	Weehawken, NJ	11,114,019	13.09%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	22,256,680	26.21%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	5,156,579	6.07%
	Advisor	Raymond James	St. Petersburg, FL	5,293,598	6.23%
	I	SEI Private Trust Company	Oaks, PA	841,460	39.03%
	I	National Financial Services, LLC	Jersey City, NJ	1,166,341	54.09%
AB Small Cap Growth Portfolio	A	National Financial Services, LLC	Jersey City, NJ	944,573	10.64%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	480,426	5.41%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	611,262	6.89%
	C	LPL Financial	San Diego, CA	87,571	9.33%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	78,573	8.37%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	130,826	13.93%
	C	National Financial Services, LLC	Jersey City, NJ	121,591	12.95%
	C	Pershing, LLC	Jersey City, NJ	163,736	17.44%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	96,379	10.26%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	69,659	7.42%
	C	Raymond James	St. Petersburg, FL	53,863	5.74%
	Advisor	LPL Financial	San Diego, CA	3,507,573	15.44%
	Advisor	National Financial Services, LLC	Jersey City, NJ	2,169,411	9.55%
	Advisor	Pershing, LLC	Jersey City, NJ	2,008,905	8.84%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	2,060,156	9.07%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	1,893,980	8.34%
	R	Voya Institutional Trust Company	Windsor, CT	50,645	8.90%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	R	American United Life Custodian	Indianapolis, IN	37,336	6.56%
	R	Charles Schwab Trust Bank Custodian	Phoenix, AZ	52,323	9.19%
	R	State Street Bank and Trust Company	Boston, MA	114,129	20.06%
	K	DCGT Trustee & Or Custodian	Des Moines, IA	212,129	8.44%
	K	Empower Trust Company, LLC	Greenwood Village, CO	505,740	20.13%
	K	John Hancock Life Insurance Company (U.S.A.)	Boston, MA	190,049	7.56%
	K	Nationwide Trust Co. FSB	Columbus, OH	9,117	23.62%
	K	Mid Atlantic Trust Company FBO	Pittsburgh, PA	18,735	48.55%
	K	Reliance Trust Company Trustee	Greenville, NC	9,872	25.58%
	I	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,617,265	24.25%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	449,231	6.74%
	I	FIIOC As Agent For Certain Employee Benefit Plans	Covington, KY	1,408,409	21.12%
	I	State Of South Carolina Trustee	Greenwood Village, CO	893,354	13.39%
	Z	National Financial Services, LLC	Jersey City, NJ	3,822,023	22.99%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	1,237,270	7.44%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	859,363	5.17%
AB Small Cap Value Portfolio	Advisor	National Financial Services, LLC	Jersey City, NJ	8,496,600	23.66%
	Advisor	DCGT Trustee & Or Custodian	Des Moines, IA	2,228,690	6.21%
	Advisor	John Hancock Trust Co. LLC	Boston, MA	1,890,489	5.26%
	Advisor	Sanford Bernstein & Co., LLC	White Plains, NY	2,824,457	7.86%
	C	Pershing, LLC	Jersey City, NJ	9,435	40.96%
	C	Wedbush Securities	Los Angeles, CA	1,225	5.32%
	C	Wedbush Securities	Los Angeles, CA	1,795	7.79%
	C	Wedbush Securities	Los Angeles, CA	4,978	21.61%
	C	Stifel Nicolaus & Co. Inc.	Saint Louis, MO	1,340	5.82%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB Sustainable US Thematic Portfolio	A	Pershing, LLC	Jersey City, NJ	8,932	32.92%
	A	AllianceBernstein Trust Company	Rosemead, CA	4,487	16.54%
	A	T.C.A. & C.V.A. JTWROS	Waterford, CA	8,627	31.80%
	Advisor	LPL Financial	San Diego, CA	436,387	7.59%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	3,086,855	53.67%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	984,524	17.12%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	359,398	6.25%
	C	AllianceBernstein L.P.	Nashville, TN	575	35.22%
	C	C.J.K.	San Francisco, CA	568	34.75%
	C	E.K. TOD/DE	Berkeley, CA	241	14.76%
	C	V.S. TOD/DE	Midlothian, VA	248	15.19%
	Z	EFND	New York, NY	903,398	99.94%
AB Core Opportunities Fund, Inc.	A	LPL Financial	San Diego, CA	362,719	6.34%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	472,632	8.26%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	311,875	5.45%
	A	National Financial Services LLC	Jersey City, NJ	655,297	11.45%
	A	Pershing, LLC	Jersey City, NJ	583,360	10.19%
	C	LPL Financial	San Diego, CA	20,947	6.80%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	31,072	10.09%
	C	UBS WM USA	Weehawken, NJ	27,846	9.04%
	C	National Financial Services LLC	Jersey City, NJ	20,572	6.68%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	30,042	9.76%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	20,878	6.78%
	C	Raymond James	St. Petersburg, FL	59,892	19.45%
	Advisor	LPL Financial	San Diego, CA	341,474	21.86%
	Advisor	National Financial Services LLC	Jersey City, NJ	160,021	10.24%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	103,801	6.64%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	86,269	5.52%
	Advisor	Pershing LLC	Jersey City, NJ	120,629	7.72%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	81,428	5.21%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	107,385	6.87%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	129,702	8.30%
	Advisor	Raymond James	St. Petersburg, FL	267,582	17.13%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	9,874	5.24%
	I	Sanford Bernstein & Co., LLC	White Plains, NY	152,893	81.10%
	I	Nationwide Trust Co FSB	Columbus, OH	19,302	10.24%
	Z	Equitable Life For Separate Account Qualified Plan	Jersey City, NJ	2,507	38.42%
	Z	Matrix Trust Company	Folsom, CA	3,301	50.59%
AB Corporate Income Shares	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	9,016,125	40.04%
	N/A	Charles Schwab & Co., Inc.	San Francisco, CA	1,652,351	7.34%
AB Impact Municipal Income Shares	N/A	N/A	N/A	N/A	N/A
AB Municipal Income Shares	N/A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	217,259,638	19.42%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	196,339,639	17.55%
	N/A	Charles Schwab & Co., Inc.	San Francisco, CA	92,521,971	8.27%
AB Taxable Multi-Sector Income Shares	N/A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	6,201,866	14.86%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	5,987,343	14.34%
AB Discovery Growth Fund, Inc.	A	National Financial Services, LLC	Jersey City, NJ	3,242,266	5.86%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,584,486	6.47%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	395,900	16.59%
	C	National Financial Services, LLC	Jersey City, NJ	179,858	7.54%
	C	Pershing, LLC	Jersey City, NJ	274,128	11.49%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	Morgan Stanley Smith Barney, LLC	New York, NY	228,636	9.58%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	483,705	20.27%
	I	FIIOC as Agent for Certain Employee Benefit Plans	Covington, KY	27,694,564	83.58%
	I	Empower Trust Company, LLC	Greenwood Village, CO	2,120,546	6.40%
	Z	Charles Schwab & Co., Inc.	San Francisco, CA	10,458,611	24.23%
	Z	FIIOC as Agent for Certain Employee Benefit Plans	Covington, KY	4,629,136	10.72%
	Z	AB Wealth Appreciation Strategy	New York, NY	2,303,985	5.34%
	Z	SEI Private Trust Company	Oaks, PA	3,292,646	7.63%
	Z	Lincoln Retirement Services Company	Fort Wayne, IN	5,992,211	13.88%
AB Equity Income Fund, Inc.	A	J.P. Morgan Securities LLC	Brooklyn, NY	867,552	8.78%
	A	LPL Financial	San Diego, CA	641,801	6.49%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	944,882	9.56%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	739,244	7.48%
	A	National Financial Services, LLC	Jersey City, NJ	988,522	10%
	A	Pershing, LLC	Jersey City, NJ	748,430	7.57%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	596,542	6.04%
	A	Raymond James	St. Petersburg, FL	594,990	6.02%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	83,025	14.87%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	48,742	8.73%
	C	Pershing, LLC	Jersey City, NJ	28,601	5.12%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	28,940	5.18%
	C	Raymond James	St. Petersburg, FL	177,144	31.72%
	Advisor	LPL Financial	San Diego, CA	778,696	13.43%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	424,824	7.33%
	Advisor	Pershing, LLC	Jersey City, NJ	443,127	7.64%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	338,421	5.84%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	338,378	5.84%
	Advisor	Raymond James	St. Petersburg, FL	316,246	5.45%
	I	FIIOC as Agent for Certain Employee Benefit Plans	Covington, KY	7,811	6.98%
	I	Nationwide Trust Company	Columbus, OH	19,337	17.29%
	I	Empower Trust Company, LLC	Greenwood Village, CO	23,031	20.59%
	I	FIIOC, LLC	Covington, KY	8,367	7.48%
	I	FIIOC, LLC	Covington, KY	22,848	20.43%
	I	FIIOC, LLC	Covington, KY	21,647	19.36%
	Z	National Financial Services, LLC	Jersey City, NJ	265,164	67.40%
	Z	Voya Retirement Insurance and Annuity Company Qualified Plan	Windsor, CT	59,924	15.23%
AB Government Money Market Portfolio	1	Sanford C. Bernstein & Co., LLC	New York, NY	327,126,628	5.18%
	A	RBC Capital Markets LLC	Minneapolis, MN	305,178,153	5.93%
	A	Pershing, LLC	Jersey City, NJ	398,431,338	7.74%
	A	Edward D. Jones & Co., L.P.	Saint Louis, MO	4,144,557,243	80.49%
	AB	EFLIC STIF	Charlotte, NC	569,102,606	6.36%
	AB	EFLOA Separate Account	Charlotte, NC	493,970,990	5.52%
	AB	EFLIC FWINEVCA	Charlotte, NC	676,307,000	7.56%
	AB	EQH STIF	Charlotte, NC	1,142,886,646	12.78%
	AB	AB Large Cap Growth Fund	San Antonio, TX	735,518,478	8.22%
	AB	EFLOA OB Derivatives Cash	Charlotte, NC	1,102,568,001	12.32%
	Advisor	Pershing, LLC	Jersey City, NJ	532,273,343	94.74%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	849,767	8.28%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,680,965	26.12%
	C	Pershing, LLC	Jersey City, NJ	3,045,850	29.67%
	I	CBNA Custodian	Utica, NY	6,949,162	10.02%
	I	State Street Bank and Trust	Boston, MA	3,629,550	5.23%
	I	AXA Equitable Life Insurance Company	New York, NY	43,637,651	62.91%
	Inst	EQH AB-EQH Loan Program	Charlotte, NC	400,000,000	20.37%
	Inst	EFS STIF	Charlotte, NC	130,450,220	6.64%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Inst	EQNET Third Party STIF	Charlotte, NC	192,450,552	9.80%
	Inst	EQNET Elas Agents STIF	Charlotte, NC	252,704,251	12.87%
	Inst	EQADV STIF	Charlotte, NC	179,468,859	9.14%
	Inst	EQDHC STIF	Charlotte, NC	202,267,793	10.30%
	Inst	JPMS LLC – Chase Processing	Brooklyn, NY	357,260,331	18.19%
	K	Mid Atlantic Trust Company	Pittsburgh, PA	357,260,331	18.19%
	K	Empower Trust Company, LLC	Greenwood Village, CO	1,552,581	5.64%
	K	Empower Trust Company, LLC	Greenwood Village, CO	2,035,397	7.40%
	K	Empower Trust Company, LLC	Greenwood Village, CO	1,844,751	6.70%
	K	Empower Trust Company, LLC	Greenwood Village, CO	2,161,187	7.85%
	K	Empower Trust Company, LLC	Greenwood Village, CO	1,644,983	5.98%
AB Global Bond Fund, Inc.	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	3,680,298	7.86%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,344,757	5.01%
	A	National Financial Services, LLC	Jersey City, NJ	3,372,516	7.20%
	A	Pershing, LLC	Jersey City, NJ	2,484,920	5.31%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,283,628	7.01%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	4,347,393	9.28%
	A	John Hancock Life Insurance Company (U.S.A.)	Boston, MA	2,781,627	5.94%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	80,500	5.18%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	117,812	7.58%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	169,200	10.89%
	C	National Financial Services, LLC	Jersey City, NJ	148,916	9.58%
	C	Pershing, LLC	Jersey City, NJ	527,614	33.95%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	83,690	5.39%
	Advisor	National Financial Services, LLC	Jersey City, NJ	38,229,414	6.73%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	John Hancock Life Insurance Company (U.S.A.)	Boston, MA	29,677,337	30.58%
	I	DCGT Trustee and/or Custodian	Des Moines, IA	8,183,555	8.43%
	I	Nationwide Trust Company	Columbus, OH	8,603,161	8.86%
	I	Nationwide Trust Company	Columbus, OH	6,105,520	6.29%
	I	Sanford Bernstein & Co., LLC	White Plains, NY	5,012,328	5.16%
	Z	National Financial Services, LLC	Jersey City, NJ	9,804,006	8.59%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	8,050,443	7.06%
	Z	UBATCO & Co.	Lincoln, NE	6,107,855	5.35%
	Z	UBATCO & Co.	Lincoln, NE	19,223,958	16.85%
	Z	Sanford Bernstein & Co., LLC	White Plains, NY	17,392,308	15.24%
AB Global Real Estate Investment Fund, Inc.	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	190,476	8.99%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	119,805	5.65%
	A	National Financial Services, LLC	Jersey City, NJ	141,115	6.66%
	A	Pershing, LLC	Jersey City, NJ	114,619	5.41%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	198,609	9.37%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,199	7.58%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	3,348	11.54%
	C	Pershing, LLC	Jersey City, NJ	9,093	31.33%
	C	AllianceBernstein Trust Company	Cupertino, CA	3,116	10.74%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	1,635	5.63%
	Advisor	LPL Financial	San Diego, CA	167,491	23.17%
	Advisor	National Financial Services, LLC	Jersey City, NJ	57,608	7.97%
	Advisor	Pershing, LLC	Jersey City, NJ	38,464	5.32%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	103,248	14.28%
	Advisor	Raymond James	St. Petersburg, FL	79,592	11.01%
	R	State Street Bank and Trust Company	Boston, MA	104,483	53.36%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	K	Nationwide Trust Company	Columbus, OH	18,126	8.77%
	K	Empower Trust Company, LLC	Greenwood Village, CO	16,000	7.74%
	K	Angie Nazworth & Brian Nazworth	Greenwood Village, CO	12,351	5.97%
	K	Empower Trust Company, LLC	Greenwood Village, CO	41,078	19.87%
	K	William R. Scribner	Cheyenne, WY	17,343	8.39%
	I	CBNA CUST	Utica, NY	32,620	5.73%
	I	Matrix Trust Company	Folsom, CA	42,643	7.49%
	I	State Street Bank and Trust Company	Boston, MA	39,129	6.87%
	I	National Financial Services, LLC	Jersey City, NJ	335,794	58.95%
AB Global Risk Allocation Fund, Inc.	A	J.P. Morgan Securities LLC	Brooklyn, NY	735,616	7.51%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	955,025	9.75%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	572,876	5.85%
	A	National Financial Services, LLC	Jersey City, NJ	646,577	6.60%
	A	Pershing, LLC	Jersey City, NJ	778,598	7.95%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	8,833	6.01%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	8,247	5.61%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	18,579	12.63%
	C	Pershing, LLC	Jersey City, NJ	12,836	8.73%
	C	AllianceBernstein Trust Company	Troy, MI	8,483	5.77%
	C	Raymond James	St. Petersburg, FL	36,440	24.78%
	Advisor	National Financial Services, LLC	Jersey City, NJ	82,445	11.81%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	67,720	9.70%
	Advisor	Pershing, LLC	Jersey City, NJ	51,441	7.37%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	59,432	8.51%
	Advisor	State Street Bank and Trust Company	Boston, MA	47,864	6.86%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	43,708	6.26%
	Advisor	Raymond James	St. Petersburg, FL	55,021	7.88%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Providence Ear Nose & Throat Associates, Inc.	Chester, PA	122,298	17.52%
	I	State Street Bank and Trust Company	Boston, MA	5,503	7.25%
	I	FIIOC, LLC	Covington, KY	60,242	79.32%
AB High Income Fund, Inc.	A	J.P. Morgan Securities LLC	Brooklyn, NY	7,564,877	6.05%
	A	LPL Financial	San Diego, CA	8,661,904	6.93%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	8,631,189	6.90%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	11,222,187	8.98%
	A	National Financial Services, LLC	Jersey City, NJ	9,374,536	7.50%
	A	Pershing, LLC	Jersey City, NJ	12,961,901	10.37%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	17,513,437	14.01%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	2,342,274	10.61%
	C	LPL Financial	San Diego, CA	2,824,421	12.80%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,683,191	12.16%
	C	National Financial Services, LLC	Jersey City, NJ	4,001,444	18.13%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	1,181,537	5.35%
	C	Pershing, LLC	Jersey City, NJ	2,800,170	12.69%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	2,061,857	9.34%
	C	Raymond James	St. Petersburg, FL	1,272,285	5.76%
	Advisor	LPL Financial	San Diego, CA	15,074,245	5.50%
	Advisor	National Financial Services, LLC	Jersey City, NJ	36,413,584	13.28%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	19,141,075	6.98%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	15,660,588	5.71%
	Advisor	Pershing, LLC	Jersey City, NJ	15,624,808	5.70%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	31,466,450	11.47%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	18,454,535	6.73%
	I	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	2,318,632	22.62%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	Charles Schwab & Co., Inc.	San Francisco, CA	751,193	7.33%
	I	Nationwide Trust Company	Columbus, OH	789,351	7.70%
	I	The Northern Trust Company as TTEE LSC Communications, Inc.	Chicago, IL	4,423,391	43.15%
	Z	National Financial Services, LLC	Jersey City, NJ	2,681,216	15.84%
	Z	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	2,699,314	15.95%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	1,166,340	6.89%
	Z	DCGT Trustee and/or Custodian	Des Moines, IA	1,783,926	10.54%
	Z	The Northern Trust Company	Chicago, IL	2,406,207	14.22%
AB Global Real Estate Investment Fund II	N/A	N/A	N/A	N/A	N/A

AB Large Cap Growth Fund, Inc.	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	6,947,723	13.54%
	A	Wells Fargo Clearing Services, LLC	St. Louis, MO	3,066,297	5.97%
	A	National Financial Services, LLC	Jersey City, NJ	6,605,543	12.87%
	A	Pershing, LLC	Jersey City, NJ	2,673,034	5.21%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,002,255	5.85%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	4,281,244	8.34%
	A	John Hancock Life Insurance Company USA	Boston, MA	3,069,229	5.98%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	680,361	7.78%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	583,859	6.67%
	C	Raymond James	St. Petersburg, FL	1,438,599	16.45%
	C	National Financial Services, LLC	Jersey City, NJ	1,100,157	12.58%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	652,167	7.46%
	C	Pershing, LLC	Jersey City, NJ	637,036	7.28%
	C	LPL Financial	San Diego, CA	551,442	6.30%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	466,952	5.34%
	C	Wells Fargo Clearing Services, LLC	St. Louis, MO	1,793,415	20.50%
	Advisor	LPL Financial	San Diego, CA	25,119,647	18.80%
	Advisor	National Financial Services, LLC	Jersey City, NJ	25,046,547	18.75%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	6,796,464	5.09%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	11,226,689	8.40%
	Advisor	Pershing, LLC	Jersey City, NJ	13,275,530	9.94%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	8,309,583	6.22%
	Advisor	Raymond James	St. Petersburg, FL	7,368,751	5.52%
	R	Equitable Life Insurance Company	Jersey City, NJ	90,122	5.80%
	R	Voya Retirement Insurance and Annuity Company	Windsor, CT	218,320	14.05%
	R	DCGT Trustee and/or Custodian	Des Moines, IA	163,573	10.53%
	R	National Financial Services, LLC	Jersey City, NJ	88,184	5.68%
	R	State Street Bank and Trust Company	Boston, MA	239,612	15.42%
	K	Voya Retirement Insurance and Annuity Company	Windsor, CT	74,520	5.12%
	K	Voya Institutional Trust Company	Windsor, CT	96,234	6.61%
	K	Nationwide Trust Company	Columbus, OH	385,224	26.45%
	I	FIIOC, LLC	Covington, KY	1,050,543	12.15%
	I	Nationwide Trust Company	Columbus, OH	1,732,131	20.04%
	I	Empower Trust Company, LLC	Greenwood Village, CO	755,069	8.73%
	I	National Financial Services, LLC	Jersey City, NJ	575,209	6.65%
	I	Saxon & Company	Cleveland, OH	476,199	5.51%
	Z	National Financial Services, LLC	Jersey City, NJ	13,952,083	22.79%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	4,778,654	7.81%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	3,336,129	5.45%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	DCGT Trustee and/or Custodian	Des Moines, IA	4,817,651	7.87%
AB California Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	4,165,842	9.20%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	4,270,442	9.43%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	8,698,914	19.21%
	A	National Financial Services, LLC	Jersey City, NJ	3,196,765	7.06%
	A	Pershing, LLC	Jersey City, NJ	2,455,309	5.42%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	8,467,757	18.70%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	2,412,095	5.33%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	2,761,902	6.10%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	198,301	9.74%
	C	LPL Financial	San Diego, CA	182,156	8.95%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	120,128	5.90%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	475,122	23.34%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	102,077	5.02%
	C	Pershing, LLC	Jersey City, NJ	240,602	11.82%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	456,619	22.43%
	Advisor	LPL Financial	San Diego, CA	5,393,176	8.64%
	Advisor	National Financial Services, LLC	Jersey City, NJ	5,441,648	8.72%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	11,621,041	18.62%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	7,579,406	12.15%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	4,970,704	7.97%
	Advisor	Pershing, LLC	Jersey City, NJ	3,340,253	5.35%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	14,601,593	23.40%
AB High Income Municipal Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	3,178,478	5.71%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	8,398,938	15.10%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	7,182,816	12.91%
	A	UBS WM USA	Weehawken, NJ	3,242,047	5.83%
	A	National Financial Services, LLC	Jersey City, NJ	4,941,694	8.88%
	A	Pershing, LLC	Jersey City, NJ	2,947,519	5.30%
	A	UBS WM USA	Weehawken, NJ	3,242,047	5.83%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	10,906,562	19.60%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	3,423,899	6.15%
	C	LPL Financial	San Diego, CA	292,855	6.03%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	523,141	10.78%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,113,973	22.95%
	C	Pershing, LLC	Jersey City, NJ	672,792	13.86%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	614,405	12.66%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	377,851	7.78%
	C	Raymond James	St. Petersburg, FL	436,478	8.99%
	Advisor	National Financial Services, LLC	Jersey City, NJ	13,303,451	6.99%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	15,270,369	8.03%
	Advisor	UBS WM USA	Weehawken, NJ	11,073,899	5.82%
	Advisor	Pershing, LLC	Jersey City, NJ	22,780,183	11.97%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	13,072,371	6.87%
	Z	Edward D. Jones & Co., L.P.	Saint Louis, MO	21,386,242	78.52%
	Z	SEI Private Trust Company	San Antonio, Tx	4,696,552	17.24%
AB National Portfolio	A	LPL Financial	San Diego, CA	3,129,170	7.25%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	4,523,494	10.48%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	5,065,003	11.73%
	A	National Financial Services, LLC	Jersey City, NJ	4,688,644	10.86%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	5,148,447	11.93%
	A	Edward D. Jones & Co., L.P.	Saint Louis, MO	2,379,656	5.51%
	C	LPL Financial	San Diego, CA	132,468	6.89%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	208,919	10.86%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	367,595	19.11%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	118,376	6.15%
	C	Pershing, LLC	Jersey City, NJ	149,586	7.78%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	210,348	10.93%
	C	Raymond James	St. Petersburg, FL	163,353	8.49%
	Advisor	LPL Financial	San Diego, CA	5,393,176	8.64%
	Advisor	National Financial Services, LLC	Jersey City, NJ	17,026,461	11.42%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	13,118,367	8.80%
	Advisor	UBS WM USA	Weehawken, NJ	14,099,577	9.45%
	Advisor	Pershing, LLC	Jersey City, NJ	21,031,852	14.10%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	18,213,159	12.21%
	Advisor	Raymond James	St. Petersburg, FL	32,535,352	21.81%
AB New York Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	8,189,172	24.16%
	A	LPL Financial	San Diego, CA	1,763,976	5.21%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,879,434	5.55%
	A	National Financial Services, LLC	Jersey City, NJ	3,906,620	11.53%
	A	Pershing, LLC	Jersey City, NJ	5,203,834	15.36%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,808,194	11.24%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	312,273	25.22%
	C	LPL Financial	San Diego, CA	93,181	7.53%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	134,834	10.89%
	C	Pershing, LLC	Jersey City, NJ	194,776	15.73%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	228,489	18.46%
	Advisor	LPL Financial	San Diego, CA	1,434,364	7.64%
	Advisor	National Financial Services, LLC	Jersey City, NJ	1,421,547	7.57%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,820,197	9.69%
	Advisor	Pershing, LLC	Jersey City, NJ	1,932,749	10.29%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	2,052,191	10.93%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	6,526,175	34.75%
AB Arizona Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	1,032,556	16.09%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	429,879	6.70%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,158,384	18.05%
	A	National Financial Services, LLC	Jersey City, NJ	622,163	9.69%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	486,966	7.59%
	A	Edward D. Jones & Co., L.P.	Saint Louis, MO	811,850	12.65%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	115,043	67.11%
	C	UBS WM USA	Weehawken, NJ	15,117	8.82%
	C	RBC Capital Markets LLC	Minneapolis, MN	10,105	5.89%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	11,085	6.47%
	Advisor	LPL Financial	San Diego, CA	301,682	23.21%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	301,388	23.19%
	Advisor	UBS WM USA	Weehawken, NJ	103,053	7.93%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	204,015	15.70%
	Advisor	Pershing, LLC	Jersey City, NJ	301,223	23.18%
AB Massachusetts Portfolio	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	616,027	8.04%
	A	Pershing, LLC	Jersey City, NJ	513,180	6.70%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	447,794	5.85%
	A	LPL Financial	San Diego, CA	831,014	10.85%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,650,429	21.54%
	A	National Financial Services, LLC	Jersey City, NJ	1,412,475	18.44%
	C	LPL Financial	San Diego, CA	133,648	37.50%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	27,303	7.66%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	RBC Capital Markets LLC	Minneapolis, MN	32,114	9.01%
	C	Pershing, LLC	Jersey City, NJ	34,902	9.79%
	C	Raymond James	St. Petersburg, FL	24,316	6.82%
	Advisor	LPL Financial	San Diego, CA	1,473,959	10.15%
	Advisor	National Financial Services, LLC	Jersey City, NJ	2,357,650	16.23%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	4,728,582	32.55%
	Advisor	Pershing, LLC	Jersey City, NJ	908,359	6.25%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	813,901	5.60%
	Advisor	SEI Private Trust Company	Oaks, PA	2,093,689	14.41%
AB Minnesota Portfolio	A	LPL Financial	San Diego, CA	319,544	10.05%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	200,308	6.30%
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	392,088	12.34%
	A	Pershing, LLC	Jersey City, NJ	377,235	11.87%
	A	Edward D. Jones & Co., L.P.	Saint Louis, MO	181,710	5.72%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	330,422	10.40%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	172,347	5.42%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	17,754	13.65%
	C	Pershing, LLC	Jersey City, NJ	22,272	17.13%
	C	C.A.S. & L.H.S. JTWROS TOD/DE	Cambridge, MN	12,383	9.52%
	C	P.R.S. TOD/DE	Mora, MN	10,202	7.84%
	C	F.J.D. TOD/DE	Marshall, MN	26,153	20.11%
AB New Jersey Portfolio	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,074,718	15.25%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	502,240	7.13%
	A	National Financial Services, LLC	Jersey City, NJ	1,189,971	16.89%
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	589,996	8.3%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Pershing, LLC	Jersey City, NJ	912,231	12.95%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	383,717	5.45%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	18,197	20.60%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	28,431	32.18%
	C	National Financial Services, LLC	Jersey City, NJ	4,734	5.36%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	13,339	15.10%
	C	A.M.B & M.J.B. JTWROS	Monroe, NJ	4,735	5.36%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	4,665	5.28%
AB Ohio Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	252,312	5.45%
	A	LPL Financial	San Diego, CA	309,761	6.68%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	335,304	7.24%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	277,420	5.99%
	A	UBS WM USA	Weehawken, NJ	258,416	5.58%
	A	National Financial Services, LLC	Jersey City, NJ	548,599	11.84%
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	504,549	10.89%
	A	Pershing, LLC	Jersey City, NJ	604,323	13.04%
	A	Raymond James	St. Petersburg, FL	322,049	6.95%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	13,984	8.57%
	C	National Financial Services, LLC	Jersey City, NJ	30,270	18.55%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	42,924	26.31%
	C	Pershing, LLC	Jersey City, NJ	8,733	5.35%
	C	B.L.I. TOD/DE	Cincinnati, OH	49,054	30.07%
AB Pennsylvania Portfolio	A	LPL Financial	San Diego, CA	672,113	13.62%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	291,033	5.90%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	544,868	11.04%
	A	National Financial Services, LLC	Jersey City, NJ	1,277,993	25.90%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	300,436	6.09%
	C	LPL Financial	San Diego, CA	11,133	18.87%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	23,297	39.48%
	C	National Financial Services, LLC	Jersey City, NJ	9,411	15.95%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	3,010	5.10%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	3,674	6.23%
	C	C.R. TOD/DE	Blue Bell, PA	5,059	8.57%
AB Virginia Portfolio	A	LPL Financial	San Diego, CA	950,144	9.20%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	2,003,380	19.41%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,394,755	13.51%
	A	National Financial Services, LLC	Jersey City, NJ	933,712	9.05%
	A	Pershing, LLC	Jersey City, NJ	1,118,023	10.83%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	914,389	8.86%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	31,244	6.36%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	67,016	13.64%
	C	National Financial Services, LLC	Jersey City, NJ	45,490	9.26%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	70,665	14.39%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	91,992	18.73%
	C	The Simpkins Trust	Yorktown, VA	25,974	5.29%
	C	Raymond James	St. Petersburg, FL	81,840	16.66%
	Advisor	National Financial Services, LLC	Jersey City, NJ	459,525	5.86%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	959,662	12.23%
	Advisor	UBS WM USA	Weehawken, NJ	568,274	7.24%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	1,413,445	18.01%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Pershing, LLC	Jersey City, NJ	963,925	12.28%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	995,642	12.69%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	872,340	11.12%
	Advisor	Raymond James	St. Petersburg, FL	512,734	6.53%
AB Relative Value Fund, Inc.	A	LPL Financial	San Diego, CA	11,927,235	5.67%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	21,758,672	10.34%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	15,205,761	7.23%
	A	National Financial Services, LLC	Jersey City, NJ	13,712,109	6.52%
	A	Pershing, LLC	Jersey City, NJ	13,436,274	6.39%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	12,527,231	5.95%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	564,266	16.92%
	C	LPL Financial	San Diego, CA	240,726	7.22%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	211,904	6.35%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	363,644	10.90%
	C	UBS WM USA	Weehawken, NJ	205,827	6.17%
	C	National Financial Services, LLC	Jersey City, NJ	389,390	11.67%
	C	Pershing, LLC	Jersey City, NJ	290,340	8.71%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	215,240	6.45%
	C	Raymond James	St Petersburg, FL	301,305	9.03%
	Advisor	LPL Financial	San Diego, CA	8,181,375	13.93%
	Advisor	National Financial Services, LLC	Jersey City, NJ	7,387,021	12.58%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	6,239,107	10.62%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	3,311,242	5.64%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	2,941,146	5.01%
	Advisor	Pershing, LLC	Jersey City, NJ	3,897,740	6.64%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	4,701,065	8.00%
	Advisor	Raymond James	St. Petersburg, FL	3,257,312	5.55%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	1,412,979	23.57%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	FIIOC as Agent for Certain Employee Benefit Plans	Covington, KY	493,316	8.23%
	I	Nationwide Trust Company	Columbus, OH	592,440	9.88%
	I	Ascensus Trust Company	Fargo, ND	452,500	7.55%
	I	National Financial Services, LLC	Jersey City, NJ	1,051,083	17.53%
	I	FIIOC, LLC	Covington, KY	492,578	8.22%
	Z	State Street Bank and Trust Company	Boston, MA	3,138,029	29.50%
	Z	Equitable Life Insurance Company	Jersey City, NJ	1,911,562	17.97%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	1,129,558	10.62%
AB Sustainable Global Thematic Fund, Inc.	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	456,972	9.64%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	411,707	8.68%
	A	National Financial Services, LLC	Jersey City, NJ	375,328	7.91%
	A	Wells Fargo Clearing Services, LLC	New York, NY	337,416	7.11%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	300,557	6.34%
	A	Pershing, LLC	Jersey City, NJ	286,363	6.04%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	44,587	21.75%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	32,593	15.90%
	C	Pershing, LLC	Jersey City, NJ	22,332	10.90%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	21,527	10.50%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	17,318	8.45%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	16,352	7.98%
	Advisor	UBS WM USA	Weehawken, NJ	692,682	11.19%
	Advisor	National Financial Services, LLC	Jersey City, NJ	355,032	5.74%
	I	National Financial Services, LLC	Jersey City, NJ	112,443	31.60%
	I	John Hancock Life Insurance Company (U.S.A.)	Boston, MA	91,302	25.66%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	38,769	10.90%
	I	DCGT Trustee & Or Custodian	Des Moines, IA	20,348	5.72%
	Z	Edward D. Jones & Co., L.P.	Saint Louis, MO	235,223	84.85%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	36,973	13.34%
AB Sustainable International Thematic Fund, Inc.	A	Morgan Stanley Smith Barney, LLC	New York, NY	699,566	9.90%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	592,008	8.38%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	570,543	8.07%
	A	National Financial Services, LLC	Jersey City, NJ	518,428	7.33%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	441,643	6.25%
	A	Pershing, LLC	Jersey City, NJ	407,924	5.77%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	19,906	39.45%
	C	Raymond James	St Petersburg, FL	5,340	10.58%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	4,751	9.42%
	C	National Financial Services, LLC	Jersey City, NJ	3,470	6.88%
	I	Lincoln Retirement Services Company	Fort Wayne, IN	19,072	39.35%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	7,712	15.91%
	I	Nationwide Trust Co. FSB	Columbus, OH	7,440	15.35%
	I	Lincoln Retirement Services Company	Fort Wayne, IN	3,929	8.11%
	I	Mid Atlantic Trust Company	Pittsburgh, PA	2,727	5.63%
	I	GCON Management Company LLC	Phoenix, AZ	2,516	5.19%
	Z	Saxon & Co.	Cleveland, OH	441,838	53.94%
	Z	Edward D. Jones & Co., L.P.	Saint Louis, MO	232,419	28.37%
	Z	Saxon & Co.	Cleveland, OH	111,595	13.62%
AB Discovery Value Fund	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,455,411	13.68%
	A	National Financial Services, LLC	Jersey City, NJ	1,015,997	9.55%
	A	Pershing, LLC	Jersey City, NJ	647,146	6.08%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	LPL Financial	San Diego, CA	615,803	5.79%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	539,200	5.07%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	81,431	25.11%
	C	National Financial Services, LLC	Jersey City, NJ	27,806	8.57%
	C	Pershing, LLC	Jersey City, NJ	43,908	13.54%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	24,401	7.52%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	38,115	11.75%
	C	Raymond James	St. Petersburg, FL	19,165	5.91%
	Advisor	National Financial Services, LLC	Jersey City, NJ	3,558,963	5.38%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	1,072,160	16.81%
	I	Voya Institutional Trust Company	Windsor, CT	3,527,930	55.32%
	I	Lincoln Retirement Services Company	Fort Wayne, IN	835,853	13.11%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	2,041,787	8.06%
	Z	Charles Schwab & Co., Inc.	San Francisco, CA	3,678,962	14.53%
	Z	FIIOC, LLC	Covington, KY	10,690,898	42.22%
	Z	AB Wealth Appreciation Strategy	New York, NY	1,797,306	7.10%
AB International Value Fund	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	324,761	6.98%
	A	National Financial Services, LLC	Jersey City, NJ	434,825	9.34%
	A	Pershing, LLC	Jersey City, NJ	243,061	5.22%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	363,168	7.80%
	A	Hartford Life Insurance Company	Hartford, CT	311,900	6.70%
	C	LPL Financial	San Diego, CA	17,490	22.68%
	C	National Financial Services, LLC	Jersey City, NJ	6,871	8.91%
	C	Pershing, LLC	Jersey City, NJ	4,460	5.78%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	4,296	5.57%
	C	Ascensus Trust Company	Fargo, ND	4,660	6.04%
	C	Ascensus Trust Company	Fargo, ND	5,070	6.57%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	National Financial Services, LLC	Jersey City, NJ	208,735	11.86%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	103,472	5.88%
	Advisor	UBS WM USA	Weehawken, NJ	248,363	14.12%
	Advisor	Pershing, LLC	Jersey City, NJ	132,334	7.52%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	128,267	7.29%
	Advisor	Sanford Bernstein & Co., LLC	White Plains, NY	379,107	21.55%
	I	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	7,224	12.85%
	I	Nationwide Trust Company	Columbus, OH	9,012	16.03%
	I	GCON Management Company, LLC	Phoenix, AZ	8,382	14.91%
	I	Empower Trust Company, LLC	Greenwood Village, CO	6,245	11.11%
	I	TIAA Trust, N.A.	Charlotte, NC	2,849	5.07%
	I	Ascensus Trust Company	Fargo, ND	4,736	8.42%
	I	FIIOC, LLC	Covington, KY	5,049	8.98%
AB Value Fund	A	LPL Financial	San Diego, CA	200,042	6.81%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	268,912	9.15%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	185,300	6.31%
	A	National Financial Services, LLC	Jersey City, NJ	153,514	5.22%
	A	Pershing, LLC	Jersey City, NJ	199,852	6.80%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	147,567	5.02%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	291,506	9.92%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	172,487	5.87%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	5,105	10.89%
	C	National Financial Services, LLC	Jersey City, NJ	8,157	17.40%
	C	Pershing, LLC	Jersey City, NJ	9,936	21.19%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	7,500	16%
	C	AllianceBernstein Trust Company	Boyne City, MI	4,324	9.22%
	C	AllianceBernstein Trust Company	Farmington Hills, MI	2,579	5.50%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	56,596	58.46%
	I	FIIOC, LLC	Covington, KY	11,950	12.34%
	I	Mid Atlantic Trust Company	Pittsburgh, PA	26,068	26.93%
AB Balanced Hedged Allocation Portfolio	A	American General Life Insurance Company Of Delaware	Houston, TX	1,477,274	86.49%
	A	The United States Life Insurance Company In The City Of New York	Houston, TX	138,814	8.13%
	B	Transamerica Life Insurance Company	Cedar Rapids, IA	7,442,753	43.75%
	B	Talcott Resolution Life And Annuity Insurance Company	Windsor, CT	2,012,558	11.83%
	B	Sunamerica Annuity And Life Assurance Company	Houston, TX	906,194	5.33%
	B	Delaware Life Insurance Company	Waltham, MA	2,702,124	15.88%
AB Dynamic Asset Allocation Portfolio	A	Nationwide Life Insurance Company	Columbus, OH	4,250	21.64%
	A	Nationwide Life Insurance Company	Columbus, OH	1,829	9.31%
	A	Nationwide Life Insurance Company	Columbus, OH	13,555	69.01%
	B	Minnesota Mutual Life	Saint Paul, MN	20,156,886	73.40%
	B	Delaware Life Insurance Company	Waltham, MA	5,000,714	18.21%
AB Sustainable Global Thematic Portfolio	A	American General Life Insurance Company Of Delaware	Houston, TX	167,752	9.22%
	A	Lincoln Life Variable Annuity Account N	Fort Wayne, IN	1,169,817	64.32%
	A	Transamerica Life Insurance Company	Cedar Rapids, IA	166,680	9.16%
	A	Transamerica Financial Life	Cedar Rapids, IA	103,049	5.67%
	B	Lincoln Life Variable Annuity Account N	Fort Wayne, IN	1,759,055	53.98%
	B	AXA Equitable Life Separate	New York, NY	175,599	5.39%
	B	IDS Life Insurance Company	Minneapolis, MN	301,205	9.24%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB Relative Value Portfolio	A	Great West Life & Annuity Insurance Company	Greenwood Village, CO	305,463	5.41%
	A	Jefferson National Life Insurance Company	Columbus, OH	704,812	12.49%
	A	American General Life Insurance Company Of Delaware	Houston, TX	778,338	13.79%
	A	Lincoln Life Variable Annuity Account N	Fort Wayne, IN	1,014,633	17.98%
	A	Nationwide Life Insurance Company	Columbus, OH	1,057,715	18.74%
	A	New York Life Insurance And Annuity Corporation	Tampa, FL	302,431	5.36%
	B	Transamerica Life Insurance Company	Cedar Rapids, IA	8,436,824	36.67%
	B	IDS Life Insurance Company	Minneapolis, MN	4,615,068	20.06%
AB International Value Portfolio	A	American General Life Insurance Company Of Delaware	Houston, TX	161,474	5.43%
	A	Lincoln Life Variable Annuity Account N	Fort Wayne, IN	971,722	32.71%
	A	Nationwide Life Insurance Company	Columbus, OH	283,727	9.55%
	A	Nationwide Life Insurance Company	Columbus, OH	308,392	10.38%
	A	Minnesota Mutual Life	Saint Paul, MN	191,037	6.43%
	B	Talcott Resolution Life And Annuity Insurance Company	Windsor, CT	2,388,807	15.26%
	B	Talcott Resolution Life Insurance Company	Hartford, CT	1,279,245	8.17%
	B	GE Life And Annuity Assurance Company	Richmond, VA	1,432,656	9.15%
	B	IDS Life Insurance Company	Minneapolis, MN	6,770,829	43.26%
	B	Delaware Life Insurance Company	Waltham, MA	1,227,350	7.84%
AB Large Cap Growth Portfolio	A	American General Life Insurance Company Of Delaware	Houston, TX	498,333	11.58%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	American General Life Insurance Company Of Delaware	Houston, TX	459,485	10.68%
	A	Transamerica Life Insurance Company	Cedar Rapids, IA	341,821	7.94%
	A	Transamerica Life Insurance Company	Cedar Rapids, IA	1,203,140	27.95%
	A	New York Life Insurance And Annuity Corporation	Tampa, FL	290,502	6.75%
	A	Riversource Life Insurance Company	Minneapolis, MN	265,091	6.16%
	B	Transamerica Life Insurance Company	Cedar Rapids, IA	364,913	5.57%
	B	American General Life Insurance Company Of Delaware	Houston, TX	364,913	5.57%
	B	Everlake Life Insurance Company	Northbrook, IL	408,611	6.24%
	B	IDS Life Insurance Company	Minneapolis, MN	3,280,902	50.12%
	B	Protective Life Insurance Company	Birmingham, AL	527,646	8.06%
AB Small Cap Growth Portfolio	A	American General Life Insurance Company Of Delaware	Houston, TX	671,533	38.57%
	A	Principal Life Insurance Company Cust.	Des Moines, IA	226,398	13.00%
	A	Lincoln Benefit Life Insurance Company	Palatine, IL	140,102	8.05%
	A	New York Life Insurance And Annuity Corporation	Tampa, FL	130,907	7.52%
	A	Principal Life Insurance Company Cust.	Des Moines, IA	103,005	5.92%
	B	AuguStar Life Insurance Company	Cincinnati, OH	2,374,529	53.74%
	B	GE Life And Annuity Assurance Company	Richmond, VA	558,551	12.64%
	B	Sunamerica Annuity And Life Assurance Company	Houston, TX	378,552	8.57%
	B	Delaware Life Insurance Company	Waltham, MA	539,008	12.20%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB Discovery Value Portfolio	A	Lincoln Life Variable Annuity Account N	Fort Wayne, IN	8,752,012	60.88%
	A	Nationwide Life Insurance Company	Columbus, OH	954,320	6.64%
	A	New York Life Insurance And Annuity Corporation	Tampa, FL	1,340,587	9.32%
	B	Lincoln Life Variable Annuity Account N	Fort Wayne, IN	11,484,997	46.91%
	B	Nationwide Life Insurance Company	Columbus, OH	5,895,331	24.08%
	B	Talcott Resolution Life Insurance Company	Windsor, CT	1,497,921	6.12%
AB Global Risk Allocation–Moderate Portfolio	B	AuguStar Life Insurance Company	Cincinnati, OH	61,047,592	96.45%
Bernstein Intermediate Duration Institutional Portfolio	N/A	CSA Compensation Accrual Fund	New York, NY	3,137,636	5.45%
AB All Market Total Return Portfolio	A	National Financial Services, LLC	Jersey City, NJ	1,733,802	6.60%
	A	Pershing, LLC	Jersey City, NJ	2,579,544	9.82%
	A	Edward D. Jones & Co., L.P.	Saint Louis, MO	1,331,775	5.07%
	A	J.P. Morgan Securities LLC	Brooklyn, NY	5,440,876	20.72%
	A	LPL Financial	San Diego, CA	2,111,263	8.04%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	2,692,319	10.25%
	C	LPL Financial	San Diego, CA	23,278	10.64%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	18,161	8.30%
	C	AllianceBernstein Trust Company	Alton, IL	33,828	15.47%
	C	Raymond James	St. Petersburg, FL	17,545	8.02%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	267,039	7.85%
	Advisor	Mid Atlantic Trust Company	Pittsburgh, PA	191,129	5.62%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	193,632	5.69%
	I	Ascensus Trust Company	Fargo, ND	18,878	94.40%
	I	Matrix Trust Company	Denver, CO	1,119	5.60%
AB Growth Fund	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	814,990	8.03%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	675,212	6.66%
	A	National Financial Services, LLC	Jersey City, NJ	698,581	6.89%
	A	Pershing, LLC	Jersey City, NJ	628,527	6.20%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	899,756	8.87%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	256,189	23.72%
	C	Pershing, LLC	Jersey City, NJ	90,766	8.40%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	88,596	8.20%
	C	Raymond James	St. Petersburg, FL	260,402	24.11%
	Advisor	LPL Financial	San Diego, CA	190,064	12.78%
	Advisor	National Financial Services, LLC	Jersey City, NJ	285,715	19.22%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	185,996	12.51%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	90,870	6.11%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	96,472	6.49%
	Advisor	Pershing, LLC	Jersey City, NJ	161,328	10.85%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	147,233	9.90%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	80,490	5.41%
	Advisor	Raymond James	St. Petersburg, FL	98,738	6.64%
	I	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	59,994	13.77%
	I	Empower Trust Company, LLC	Greenwood Village, CO	51,928	11.92%
	I	Empower Trust Company, LLC	Greenwood Village, CO	31,488	7.23%
	I	Empower Trust Company, LLC	Greenwood Village, CO	24,983	5.73%
	I	Empower Trust Company, LLC	Greenwood Village, CO	24,983	5.73%
	I	Empower Trust Company, LLC	Greenwood Village, CO	24,983	5.73%
	I	FIIOC, LLC	Covington, KY	22,351	5.13%
AB Sustainable Thematic Balanced Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	2,418,577	31.39%
	A	LPL Financial	San Diego, CA	678,033	8.80%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	722,540	9.38%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	National Financial Services, LLC	Jersey City, NJ	529,751	6.88%
	A	Pershing, LLC	Jersey City, NJ	532,556	6.91%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	7,430	5.57%
	C	LPL Financial	San Diego, CA	22,063	16.55%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	9,076	6.81%
	C	National Financial Services, LLC	Jersey City, NJ	40,370	30.27%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	11,414	8.56%
	C	Raymond James	St. Petersburg, FL	7,168	5.38%
	Advisor	LPL Financial	San Diego, CA	24,730	8.31%
	Advisor	National Financial Services, LLC	Jersey City, NJ	27,733	9.32%
	Advisor	Pershing, LLC	Jersey City, NJ	47,177	15.86%
	Advisor	L.B. & W.E.B. Tenants in Common	Berkeley Heights, NJ	29,113	9.79%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	15,907	5.35%
	Advisor	Mid Atlantic Trust Company	Pittsburgh, PA	15,917	5.35%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	28,944	9.73%
	Advisor	Raymond James	St. Petersburg, FL	15,266	5.13%
	I	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	2,979	78.58%
	I	AllianceBernstein L.P.	Nashville, TN	811	21.40%
	Z	AllianceBernstein L.P.	Nashville, TN	739	56.90%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	558	42.98%
AB Tax-Managed Wealth Appreciation Strategy	A	J.P. Morgan Securities LLC	Brooklyn, NY	120,153	5.68%
	A	LPL Financial	San Diego, CA	333,337	15.76%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	188,997	8.93%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	155,741	7.36%
	A	National Financial Services, LLC	Jersey City, NJ	123,677	5.85%
	A	Pershing, LLC	Jersey City, NJ	182,678	8.64%
	A	Edward D. Jones & Co., L.P.	Saint Louis, MO	109,486	5.18%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Charles Schwab & Co., Inc.	San Francisco, CA	123,252	5.83%
	C	LPL Financial	San Diego, CA	3,113	11.94%
	C	UBS WM USA	Weehawken, NJ	6,296	24.14%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	9,355	35.87%
AB Wealth Appreciation Strategy	A	J.P. Morgan Securities LLC	Brooklyn, NY	2,408,381	13.79%
	A	LPL Financial	San Diego, CA	1,377,630	7.89%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,444,707	8.27%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	915,084	5.24%
	A	National Financial Services, LLC	Jersey City, NJ	1,277,170	7.31%
	A	Pershing, LLC	Jersey City, NJ	1,612,947	9.24%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	8,947	6.13%
	C	LPL Financial	San Diego, CA	23,787	16.30%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	23,076	15.81%
International Strategic Equities Portfolio	Z	AB Wealth Appreciation Strategy	New York, NY	24,462,363	36.07%
	Z	SCB Tax-Aware Overlay A Portfolio	New York, NY	17,896,687	26.39%
	Z	AB Tax-Managed Wealth Appreciation	New York, NY	16,615,843	24.50%
	Z	SCB Overlay A Portfolio	New York, NY	8,836,000	13.03%
International Small Cap Portfolio	Z	AB Wealth Appreciation Strategy	New York, NY	5,588,770	38.85%
	Z	AB Tax-Managed Wealth Appreciation	New York, NY	3,842,168	26.71%
	Z	SCB Tax-Aware Overlay A Portfolio	New York, NY	3,317,816	23.07%
	Z	SCB Overlay A Portfolio	New York, NY	1,635,769	11.37%
Small Cap Core Portfolio	Z	AB Wealth Appreciation Strategy	New York, NY	2,082,796	35.45%
	Z	SCB Tax-Aware Overlay A Portfolio	New York, NY	1,617,489	27.53%
	Z	AB Tax-Managed Wealth Appreciation	New York, NY	1,322,923	22.52%
	Z	SCB Overlay A Portfolio	New York, NY	851,848	14.50%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
SCB California Municipal Portfolio	A	Morgan Stanley Smith Barney, LLC	New York, NY	806,514	24.01%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	701,714	20.89%
	A	National Financial Services, LLC	Jersey City, NJ	536,955	15.99%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	383,496	11.42%
	A	J.P. Morgan Securities LLC	Brooklyn, NY	214,885	6.4%
	A	Pershing, LLC	Jersey City, NJ	214,497	6.39%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	95,402	52.13%
	C	Rosemary Henson TOD/DE	Redwood City, CA	24,724	13.51%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	19,650	10.74%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	17,155	9.37%
	C	LPL Financial	San Diego, CA	16,589	9.06%
	Adv	Charles Schwab & Co., Inc.	San Francisco, CA	2,055,586	24.31%
	Adv	National Financial Services, LLC	Jersey City, NJ	1,338,937	15.83%
	Adv	Wells Fargo Clearing Services, LLC	New York, NY	1,247,856	14.76%
	Adv	Morgan Stanley Smith Barney, LLC	New York, NY	1,054,066	12.46%
	Adv	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	860,447	10.18%
	Adv	UBS WM USA	Weehawken, NJ	761,161	9.00%
	Adv	LPL Financial	San Diego, CA	725,310	8.58%
SCB Diversified Municipal Portfolio	A	Morgan Stanley Smith Barney, LLC	New York, NY	2,575,817	17.73%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,441,786	16.81%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	1,517,854	10.45%
	A	National Financial Services, LLC	Jersey City, NJ	1,489,921	10.26%
	A	Pershing, LLC	Jersey City, NJ	1,032,132	7.10%
	A	LPL Financial	San Diego, CA	962,576	6.63%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	789,679	5.44%
	A	UBS WM USA	Weehawken, NJ	736,226	5.07%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	179,379	25.40%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	Morgan Stanley Smith Barney, LLC	New York, NY	81,511	11.54%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	75,878	10.74%
	C	Raymond James	St Petersburg, FL	73,749	10.44%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	64,166	9.09%
	C	UBS WM USA	Weehawken, NJ	49,115	6.95%
	C	LPL Financial	San Diego, CA	48,242	6.83%
	C	National Financial Services, LLC	Jersey City, NJ	45,599	6.46%
	Advisor	National Financial Services, LLC	Jersey City, NJ	8,780,714	24.44%
	Advisor	Pershing, LLC	Jersey City, NJ	7,314,026	20.35%
	Advisor	UBS WM USA	Weehawken, NJ	4,362,452	12.14%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	3,890,944	10.83%
	Advisor	LPL Financial	San Diego, CA	2,416,803	6.73%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	2,380,482	6.62%
	Advisor	Raymond James	St Petersburg, FL	2,091,282	5.82%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	18,146,385	58.69%
	Z	Edward D. Jones & Co., L.P.	Saint Louis, MO	7,727,811	24.99%
	Z	SEI Private Trust Company	Oaks, PA	4,614,272	14.92%
SCB Emerging Markets Portfolio	Z	AB Wealth Appreciation Strategy	New York, NY	1,144,371	37.20%
	Z	SCB Tax-Aware Overlay A Portfolio	New York, NY	786,319	25.56%
	Z	AB Tax-Managed Wealth Appreciation	New York, NY	760,189	24.71%
	Z	SCB Overlay A Portfolio	New York, NY	385,758	12.54%
SCB Intermediate Duration Portfolio	A	AllianceBernstein Trust Company	Rochester, MN	7,207	16.15%
	A	Pershing, LLC	Jersey City, NJ	5,240	11.74%
	A	AllianceBernstein Trust Company	Syracuse, NY	3,972	8.90%
	A	AllianceBernstein Trust Company	Saddle Brook, NJ	3,458	7.75%
	A	N.L.K.	Taos, NM	3,223	7.22%
	A	L.C.	Fayetteville, TN	3,014	6.75%
	Advisor	Pershing, LLC	Jersey City, NJ	72,893	98.98%
	Z	AllianceBernstein L.P.	Nashville, TN	749	99.79%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
SCB New York Municipal Portfolio	A	Pershing, LLC	Jersey City, NJ	1,500,946	25.40%
	A	National Financial Services, LLC	Jersey City, NJ	1,114,383	18.86%
	A	J.P. Morgan Securities LLC	Brooklyn, NY	1,023,802	17.33%
	A	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	403,115	6.82%
	A	LPL Financial	San Diego, CA	355,210	6.01%
	C	LPL Financial	San Diego, CA	33,765	18.70%
	C	Wells Fargo Clearing Services, LLCc	Saint Louis, MO	33,214	17.77%
	C	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	28,632	15.32%
	C	Pershing, LLC	Jersey City, NJ	26,031	13.93%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	21,978	11.76%
	C	National Financial Services, LLC	Jersey City, NJ	9,648	5.16%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	1,189,655	30.26%
	Advisor	SEI Private Trust Company	Oaks, PA	447,136	11.37%
	Advisor	LPL Financial	San Diego, CA	391,409	9.96%
	Advisor	Pershing, LLC	Jersey City, NJ	364,073	9.26%
	Advisor	National Financial Services, LLC	Jersey City, NJ	351,581	8.94%
	Advisor	Raymond James	St Petersburg, FL	269,678	6.86%
	Advisor	MLPF&S For The Sole Benefit of Its Customers	Jacksonville, FL	244,714	6.22%
SCB Overlay A Portfolio	2	Cooley LLP Cash Balance Plan 2018	New York, NY	651,553	12.59%
	2	Reed Smith LLP Cash Balance	New York, NY	838,532	16.21%
	2	Rochestter Area Foundation	New York, NY	353,735	6.84%
	2	MT. Graham Regional	New York, NY	285,565	5.52%
SCB Overlay B Portfolio	2	Cooley LLP Cash Balance Plan 2018	New York, NY	2,273,630	26.56%
	2	Reed Smith LLP Cash Balance	New York, NY	1,490,837	17.42%
	2	G.J.V.H International	New York, NY	498,217	5.82%
SCB Tax-Aware Overlay A Portfolio	2	NQSM Trust	New York, NY	2,589,467	13.3%
	2	JBD 2002 Crut	New York, NY	1,226,593	6.3%
SCB Tax-Aware Overlay B Portfolio	2	JBD Revocable Trust	New York, NY	1,112,420	6.75%

Table 2

A stockholder who owns of record or beneficially more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote. Except as set forth below, to the knowledge of each Fund, as of May 6, 2024, no person owned of record or beneficially more than 25% of a Fund’s outstanding voting securities.

Fund	Name and Address	Number of Shares of Fund	% of Fund
AB Conservative Buffer ETF	Sanford C. Bernstein & Co., LLC, White Plains, NY	14,126,102	96.10%
AB Core Plus Bond ETF	State Street Bank and Trust Company, North Quincy, MA	560,888	37.39%
	State Street Bank and Trust Company, North Quincy, MA	598,000	39.87%
AB Disruptors ETF	Sanford C. Bernstein & Co., LLC, White Plains, NY	3,879,816	93.49%
AB High Yield ETF	LPL LLC, Fort Mill, South Carolina	1,317,257	37.22%
AB Tax-Aware Intermediate Municipal ETF	State Street Bank and Trust Company, North Quincy, MA	985,000	85.65%
AB Tax-Aware Long Municipal ETF	State Street Bank and Trust Company, North Quincy, MA	986,000	89.64%
AB US High Dividend ETF	Charles Schwab & Co., Inc., Phoenix, AZ	73,988	36.99%
	State Street Bank and Trust Company, North Quincy, MA	100,000	50.00%
AB US Large Cap Strategic Equities ETF	Sanford C. Bernstein & Co., LLC, White Plains, NY	1,386,471	80.38%
AB US Low Volatility Equity ETF	Sanford C. Bernstein & Co., LLC, White Plains, NY	321,380	47.26%
AB All Market Real Return Portfolio	Raymond James, St. Petersburg, FL	165,944	81.85%

The AB Funds, SCB Funds and

AB Multi-Manager Alternative Fund

NOTICE OF JOINT SPECIAL MEETING

OF STOCKHOLDERS AND

PROXY STATEMENT

June 3, 2024

AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND
PO Box 43131
Providence, RI 02940-3131

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
All votes must be received before July 18, 2024

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
All votes must be received before July 18, 2024

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope
All votes must be received before July 18, 2024

VOTE IN PERSON
Attend Stockholder Meeting
1345 Avenue of the Americas, 41st Floor,
New York, NY 10105
on July 18, 2024 at 3:00 PM ET

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES OF THE AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND. The undersigned hereby appoints Richard Leahy and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Special Meeting of Stockholders (the "Meeting") of the Fund(s) listed on the reverse side (each a "Fund", and collectively, the "Funds") to be held at 3:00 p.m., Eastern Time, on July 18, 2024, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement, each of which are incorporated by reference, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ALL_33872_050824
WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/all-33872

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

ALL VOTES MUST BE RECEIVED BEFORE JULY 18, 2024

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

01. Jorge A. Bermudez	04. Jeffrey R. Holland	07. Garry L. Moody
02. Alexander Chaloff	05. Jeanette W. Loeb	08. Emilie D. Wrapp
03. R. Jay Gerken	06. Carol C. McMullen	

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX ALL1 33872 XXXXXXXX

AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND
PO Box 43131
Providence, RI 02940-3131

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
All votes must be received before
July 18, 2024

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
All votes must be received before
July 18, 2024

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope
All votes must be received before
July 18, 2024

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
1345 Avenue of the Americas, 41st Floor,
New York, NY 10105
on July 18, 2024 at 3:00 PM ET

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES OF THE AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND. The undersigned hereby appoints Richard Leahy and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Special Meeting of Stockholders (the "Meeting") of the Fund(s) listed on the reverse side (each a "Fund", and collectively, the "Funds") to be held at 3:00 p.m., Eastern Time, on July 18, 2024, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement, each of which are incorporated by reference, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ALL_33872_050824
WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/all-33872

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

ALL VOTES MUST BE RECEIVED BEFORE JULY 18, 2024

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A **Proposal** **THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.**

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Jorge A. Bermudez	04. Jeffrey R. Holland	07. Garry L. Moody	☐	☐	☐
02. Alexander Chaloff	05. Jeanette W. Loeb	08. Emilie D. Wrapp			
03. R. Jay Gerken	06. Carol C. McMullen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx ALL1 33872 xxxxxxxx

AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
All votes must be received before July 18, 2024

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours
All votes must be received before July 18, 2024

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope
All votes must be received before July 18, 2024

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
1345 Avenue of the Americas, 41st Floor, New York, NY 10105
on July 18, 2024 at 3:00 PM ET

Please detach at perforation before mailing.

THE AB FUNDS, THE SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND
VOTING INSTRUCTION CARD IN CONNECTION WITH THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 18, 2024

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the "Insurance Company") to vote and act with respect to all shares of the Fund(s) listed on the reverse side (each a "Fund", and collectively, the "Funds"), that are attributable to his or her contract or interest therein and held in the Insurance Company separate account, at the Joint Special Meeting of Stockholders to be held at 3:00 p.m., Eastern Time, on July 18, 2024, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof.

If you sign on the reverse side but do not mark instructions, the Insurance Company will vote all shares of the Fund(s) attributable to your account value FOR the Proposal. If you do not return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

ALL_33872_050824_VI

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY.

xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

The Proxy Statement and Voting Instruction Card for this Meeting are available at: https://www.proxy-direct.com/all-33872

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

ALL VOTES MUST BE RECEIVED BEFORE JULY 18, 2024

FUNDS

FUNDS

FUNDS

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A **Proposal** THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Jorge A. Bermudez	04. Jeffrey R. Holland	07. Garry L. Moody	☐	☐	☐
02. Alexander Chaloff	05. Jeanette W. Loeb	08. Emilie D. Wrapp			
03. R. Jay Gerken	06. Carol C. McMullen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B **Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX ALL2 33872 XXXXXXXX

AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
All votes must be received before
July 18, 2024

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours
All votes must be received before
July 18, 2024

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope
All votes must be received before
July 18, 2024

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
1345 Avenue of the Americas, 41st Floor,
New York, NY 10105
on July 18, 2024 at 3:00 PM ET

Please detach at perforation before mailing.

THE AB FUNDS, THE SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND
VOTING INSTRUCTION CARD IN CONNECTION WITH THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 18, 2024

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the "Insurance Company") to vote and act with respect to all shares of the Fund(s) listed on the reverse side (each a "Fund", and collectively, the "Funds"), that are attributable to his or her contract or interest therein and held in the Insurance Company separate account, at the Joint Special Meeting of Stockholders to be held at 3:00 p.m., Eastern Time, on July 18, 2024, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof.

If you sign on the reverse side but do not mark instructions, the Insurance Company will vote all shares of the Fund(s) attributable to your account value FOR the Proposal. If you do not return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

ALL_33872_050824_VI

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY.

xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

The Proxy Statement and Voting Instruction Card for this Meeting are available at: https://www.proxy-direct.com/all-33872

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

ALL VOTES MUST BE RECEIVED BEFORE JULY 18, 2024

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

01. Jorge A. Bermudez	04. Jeffrey R. Holland	07. Garry L. Moody
02. Alexander Chaloff	05. Jeanette W. Loeb	08. Emilie D. Wrapp
03. R. Jay Gerken	06. Carol C. McMullen	

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx ALL2 33872 xxxxxxxx

AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER
ALTERNATIVE FUND
PO Box 43131
Providence, RI 02940-3131

IMPORTANT PROXY INFORMATION
Your Vote Counts!

PLEASE USE THE 14-DIGIT **CONTROL NUMBER** & 8-DIGIT **SECURITY CODE** LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.
When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

2024 Special Stockholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully before voting

The Joint Special Meeting of Stockholders (the "Meeting") of the Fund(s) listed on the reverse side will be held on July 18, 2024, at 3:00 p.m., Eastern Time, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor New York, New York 10105.

As a stockholder of record as of the close of business on May 22, 2024, it is important for you to vote! On the back of this notice, you will find a summary of the proposal being voted on at the Meeting.

This communication is NOT a form for providing voting instructions and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before providing voting instructions. The proxy materials also include details on how to provide voting instructions.

The Proxy Materials, which include the Letter to Stockholders, the Notice of Joint Special Meeting of Stockholders, the Proxy Statement and the Proxy Card are available at:

https://www.proxy-direct.com/all-33872.

YOU CAN ACCESS AND REVIEW THE PROXY MATERIALS AND VOTE ONLINE AT THE ABOVE INTERNET WEB SITE ADDRESS.

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than July 8, 2024, to facilitate timely delivery.

For information on how to obtain directions to attend the Meeting and vote in person, please call 1-866-529-9314.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.
YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/all-33872
On this site, you can view the Proxy Statement online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.
Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement with an option to set future delivery preference by touch tone phone. Call toll-free from the U.S. or Canada at **NO CHARGE** to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the 2024 Special Meeting of Stockholders and/or to set future delivery preferences.

- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.
- If you want to elect to receive all future Proxy Materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 8, 2024, TO FACILITATE TIMELY DELIVERY.

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The following matter will be considered and voted on at the Meeting:

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

Only the above listed matter may be brought before the Meeting with respect to the Funds.

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission (the "SEC") in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed Proxy Materials. As a stockholder of record as of the close of business on May 22, 2024, you can select the means by which you access those Proxy Materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Stockholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future stockholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

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AB FUNDS, SCB FUNDS AND AB MULTI-MANAGER ALTERNATIVE FUND
PO Box 43131
Providence, RI 02940-3131

IMPORTANT PROXY INFORMATION
Your Vote Counts!

PLEASE USE THE 14-DIGIT **CONTROL NUMBER** & 8-DIGIT **SECURITY CODE** LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.
When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

2024 Special Stockholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully before voting

The Joint Special Meeting of Stockholders (the "Meeting") of the Fund(s) listed on the reverse side will be held on July 18, 2024, at 3:00 p.m., Eastern Time, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor New York, New York 10105.

As a stockholder of record as of the close of business on May 22, 2024, it is important for you to vote! On the back of this notice, you will find a summary of the proposal being voted on at the Meeting.

This communication is NOT a form for providing voting instructions and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before providing voting instructions. The proxy materials also include details on how to provide voting instructions.

The Proxy Materials, which include the Letter to Stockholders, the Notice of Joint Special Meeting of Stockholders, the Proxy Statement and the Proxy Card are available at:

https://www.proxy-direct.com/all-33872.

YOU CAN ACCESS AND REVIEW THE PROXY MATERIALS AND VOTE ONLINE AT THE ABOVE INTERNET WEB SITE ADDRESS.

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than July 8, 2024, to facilitate timely delivery.

For information on how to obtain directions to attend the Meeting and vote in person, please call 1-866-529-9314.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.
YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/all-33872
On this site, you can view the Proxy Statement online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.
Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331
Obtain paper copies of the Proxy Statement with an option to set future delivery preference by touch tone phone. Call toll-free from the U.S. or Canada at **NO CHARGE** to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:
Email us to request Proxy Materials for the 2024 Special Meeting of Stockholders and/or to set future delivery preferences.
- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.
- If you want to elect to receive all future Proxy Materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 8, 2024, TO FACILITATE TIMELY DELIVERY.

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FUNDS

FUNDS

FUNDS

The following matter will be considered and voted on at the Meeting:

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

Only the above listed matter may be brought before the Meeting with respect to the Funds.

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission (the "SEC") in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed Proxy Materials. As a stockholder of record as of the close of business on May 22, 2024, you can select the means by which you access those Proxy Materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Stockholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future stockholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

ALL_33872_NA_050824